UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Matson, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

March 13, 2017

To the Shareholders of Matson, Inc.:

You are invited to attend the 2017 Annual Meeting of Shareholders of Matson, Inc. (“Matson” or the “Company”), to be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 27, 2017 at 8:30 a.m., Hawaii Standard Time.  At the meeting, we will have the opportunity to discuss the Company’s financial performance during 2016, and our future plans and expectations.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules.  On or around March 13, 2017, we expect to distribute to our shareholders either (i) a copy of our proxy statement, the accompanying proxy card and our annual report, or (ii) the Notice of Internet Availability of Proxy Materials (the “Notice”) only.  The Notice contains instructions for how to access our proxy statement and annual report over the Internet and how to request a paper copy of the proxy statement and annual report.

Your vote is important—no matter how many or how few shares you may own.  Whether or not you plan to attend the Annual Meeting, please read the proxy statement and vote as soon as possible.  You may vote via the Internet, by telephone or, if you receive printed proxy materials, by mailing a proxy card.  Instructions for Internet and telephone voting are included in your proxy card and the proxy statement (if you receive your materials by mail).  Any shareholder attending the Annual Meeting may vote in person even if a proxy has been returned.

Thank you for your continued support of Matson.

Sincerely,

MATTHEW J. COX
President and Chief Executive Officer

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Matson, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 27, 2017 at 8:30 a.m., Hawaii Standard Time, to:

1.                                      Elect the seven directors named in the proxy statement to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.                                      Approve, on an advisory basis, executive compensation;

3.                                      Approve, on an advisory basis, the frequency of advisory votes on executive compensation;

4.                                      Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2017; and

5.                                      Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 21, 2017 as the record date for the meeting.  Owners of Matson, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.  Shareholders will be asked at the meeting to present valid photo identification.  Shareholders holding stock in brokerage accounts must present a copy of a brokerage statement reflecting stock ownership as of the record date.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE VIA THE INTERNET OR BY TELEPHONE, OR IF YOU RECEIVE PRINTED PROXY MATERIALS, BY MAILING THE PROXY CARD.

By Order of the Board of Directors,

PETER T. HEILMANN
Senior Vice President, Chief Legal Officer and Corporate Secretary
March 13, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 27, 2017

The Notice of Annual Meeting of Shareholders, Proxy Statement and the

Annual Report to Shareholders are available at www.proxyvote.com.

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

PROXY STATEMENT

Annual Meeting of Shareholders

Thursday, April 27, 2017

The Board of Directors (the “Board of Directors” or the “Board”) of Matson, Inc. (“Matson” or the “Company”) is soliciting your proxy to vote at the 2017 Annual Meeting of Shareholders to be held on Thursday, April 27, 2017 at 8:30 a.m., Hawaii Standard Time, and any adjournment or postponement of that meeting (the “Annual Meeting”).  The Annual Meeting will be held at the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii.  This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting of Shareholders were first mailed or otherwise made available, on or about March 13, 2017, to shareholders of record as of February 21, 2017, the record date for the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials on the Internet.  On or around March 13, 2017, we mailed to our shareholders (other than to certain registered holders, certain street name shareholders, or those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our annual report.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet.  If you would prefer to receive printed proxy materials, please follow the instructions for requesting printed materials contained in the Notice of Internet Availability of Proxy Materials.  This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who may attend the Annual Meeting?

All shareholders are invited to attend the Annual Meeting.  If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you must bring proof of ownership (e.g., a current broker’s statement) in order to be admitted to the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

You are entitled to receive notice of, and to vote at, the Annual Meeting if you own shares of Matson common stock at the close of business on February 21, 2017, the record date for the Annual Meeting.  At the close of business on the record date, there were 43,119,933 shares of Matson common stock issued and outstanding.  Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

There are four proposals scheduled to be considered and voted on at the Annual Meeting:

•                  Election of seven directors;

•                  Advisory vote to approve executive compensation;

•                  Advisory vote on the frequency of advisory votes on executive compensation; and

•                  Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•                  “FOR” each of the seven nominees for director;

•                  “FOR” the approval, on an advisory basis, of our executive compensation;

•                  to hold future shareholder advisory votes on the compensation of our named executive officers every ONE YEAR; and

•                  “FOR” the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2017.

How do I vote by proxy before the Annual Meeting?

If you are a shareholder of record, you may submit a proxy by telephone, via the Internet or by mail.

•                  Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time), on April 26, 2017, by calling 1-800-690-6903.  Telephone proxy submission is available 24 hours a day.  Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded.  Our telephone proxy submission procedures are designed to authenticate shareholders by using individual control numbers.

•                  Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time), on April 26, 2017, by accessing www.proxyvote.com and following the instructions you will find on the website.  Internet proxy submission is available 24 hours a day.  As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

•                  Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark your proxy card, date and sign it, and return it in the postage paid envelope provided with the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.  You may also attend the Annual Meeting and vote in person.

If you are a “street name” holder, you must provide instructions on voting to your broker, bank, trust or other nominee holder.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held.  If your shares are registered directly in your name with our independent transfer agent and registrar, Computershare Shareowner Services LLC, you are a “shareholder of record.”  If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder and you are considered the “beneficial owner” of the shares.  As the beneficial owner of shares, you have the right to direct your broker, trustee or nominee how to vote your shares, and you will receive separate instructions from your broker, bank or other holder of record describing how to vote your shares.

How many proxy cards might I receive?

You could receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts and custodial accounts) or in multiple accounts.  If your shares are held in “street name,” you will receive your proxy card or other voting information from your broker, bank, trust or other nominee, and you will return your proxy card or cards to such broker, bank, trust or other nominee.  You should complete and sign each proxy card you receive, unless you are a “shareholder of record” and you elect to vote by telephone or via the Internet.

Can I vote my shares in person at the Annual Meeting?

Yes.  If you decide to join us in person at the Annual Meeting and you are a “shareholder of record,” you may vote your shares in person at the Annual Meeting.  If you hold your shares as a “street name” holder and wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, trust or other nominee, giving you the right to vote the shares at the Annual Meeting.  You will be unable to vote your shares at the Annual Meeting without a legal proxy.

Can I revoke my proxy or change my vote after I have submitted a proxy?

You may revoke your proxy or change your vote at any time before it is exercised by:

•                  delivering to the Corporate Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;

•                  delivering to the Corporate Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;

•                  submitting a proxy on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted), before 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time), on April 26, 2017; or

•                  attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Peter T. Heilmann

Corporate Secretary

Matson, Inc.

555 12th Street

Oakland, California 94607

(510) 628-4000

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Corporate Secretary at the Annual Meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to revoke your proxy or change your vote.

What constitutes a quorum for the Annual Meeting?

In order to take action on the proposals at the Annual Meeting, a quorum, consisting of a majority of the outstanding shares entitled to vote as of the record date, must be present in person or by proxy.  Abstentions and broker non-votes will be counted as shares that are present for purposes of determining quorum.

What are the voting requirements for each of the proposals?

Provided a quorum is present:

Proposal 1 — Election of Directors: Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors.  A “plurality” voting standard means that the seven nominees who receive the most “for” votes cast will be elected as directors.  As discussed below in the section “Corporate Governance—Corporate Governance Guidelines” below, the Company has a “plurality plus” policy in uncontested director elections.

Proposal 2 — Advisory vote to approve Executive Compensation: The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the advisory vote to approve executive compensation.

Proposal 3 — Advisory Vote on the Frequency of Advisory Votes on Executive Compensation: The option of one year, two years or three years that receives the highest number of votes cast will be the frequency of the vote on the compensation of our named executive officers that has been approved by shareholders on an advisory basis..

Proposal 4 — Ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017: The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to ratify the appointment of the Company’s independent registered public accounting firm.

What is a broker “non-vote”?

A broker “non-vote” occurs when a broker or other nominee who holds shares for a beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.  Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner only with respect to the proposal to ratify the appointment of the Company’s independent registered public accounting firm.  Brokers will not have such discretionary voting power to vote shares with respect to the election of directors, the advisory vote to approve executive compensation, or the advisory vote on the frequency of advisory votes on executive compensation.

How will abstentions and broker non-votes affect the votes?

Abstentions and broker non-votes will have no effect on the voting results for any matter, as they are not considered to be votes cast.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions.  If you hold shares in your name and sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” each of the director nominees named in this proxy statement, “FOR” on Proposals 2 and 4 and “ONE YEAR” on Proposal 3, in accordance with the Board’s recommendations.

Who will count the votes?

At the Annual Meeting, votes will be counted by an election inspector from the Company.  Such inspector will be present at the Annual Meeting to process the votes cast by our shareholders, make a report of inspection, count the votes cast by our shareholders and certify as to the number of votes cast on each proposal.

Who will conduct the proxy solicitation and how much will it cost?

We are soliciting proxies from shareholders on behalf of our Board and will pay for all costs incurred by it in connection with the solicitation.  In addition to solicitation by mail, the directors, officers and employees of Matson and its subsidiaries may solicit proxies from shareholders in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.

We have retained Alliance Advisors, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual Meeting.  We will pay Alliance Advisors a fee of approximately $5,500 and reimburse the firm for reasonable out-of-pocket expenses.

Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with the forwarding of solicitation materials to the beneficial owners of our stock.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final results on a Form 8-K filed with the SEC within four business days after the Annual Meeting.

If you have any questions about voting your shares or attending the Annual Meeting, please call our Corporate Secretary at (510) 628-4000 or Alliance Advisors toll free at (855)-723-7816.

PROPOSAL 1 — ELECTION OF DIRECTORS

The number of directors is currently fixed at eight.  Walter A. Dods, Jr., having reached the mandatory retirement age under the Company’s Bylaws, is not standing for reelection at the 2017 Annual Meeting.  As a result of Mr. Dods’ retirement, effective on the date of the 2017 Annual Meeting, the size of the Board will be reduced to seven members.  Our Board extends its gratitude to Mr. Dods for his invaluable leadership and dedication.  If elected, each Director nominee will serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Director Nominees and Qualification of Directors

The nominees of the Board of Directors are the seven persons named below, all of whom currently are members of the Board of Directors.  The Board of Directors believes that all nominees will be able to serve.  However, if any nominee should decline or become unable to serve for any reason, the proxy holder will vote your shares to approve the election of any replacement nominee proposed by the Board of Directors or just for the remaining nominees, leaving a vacancy. Alternatively, the Board of Directors may reduce the size of the Board.

The following table provides the name, age (as of March 13, 2017) and principal occupation of each person nominated by the Board of Directors, their business experience during at least the last five years, the year each was first elected or appointed a director (including to predecessor companies) and qualifications of each director.  Our Board members have a diverse range of perspectives and are knowledgeable about our businesses.  Each director contributes in establishing a board climate of trust and respect, where deliberations are open and constructive.  In selecting nominees, the Board has considered these factors and has reviewed the qualifications of each nominated director, which includes the factors reflected below:

W. Blake Baird Age: 56 Director Since: 2006

•                  Chairman of the Board and Chief Executive Officer, Terreno Realty Corporation, San Francisco, California (NYSE:TRNO) (real estate investment trust) (“Terreno”) since February 2010;

•                  Managing Partner and Co-Founder of Terreno Capital Partners LLC (real estate investment) from September 2007 to February 2010;

•                  President of AMB Property Corporation (“AMB”) (real estate investment trust), now known as ProLogis, Inc. (NYSE:PLD), from January 2000 to December 2006 and Director of AMB from May 2001 to December 2006; and

•                  Director of Sunstone Hotel Investors, Inc. (NYSE:SHO) (lodging real estate investment trust) since April 2016.

Director Qualifications

As Chairman of the Board, Chief Executive Officer and co-founder of Terreno, a publicly traded real estate investment trust, and as a former President and director of AMB, a large, publicly traded real estate investment trust, now known as ProLogis, Inc., Mr. Baird brings to the Board experience in managing complex business organizations that, among other business activities, lease real estate to logistics companies.  This experience has provided Mr. Baird with financial expertise and he has been designated by the Board of Directors as an Audit Committee Financial Expert.  In addition, Mr. Baird has business operating experience in the Company’s port markets and also in China, Japan and Singapore, which are important shipping nations.

Michael J. Chun Age: 73 Director Since: 1990

•                  Retired President and Headmaster of The Kamehameha Schools Kapālama Campus, Honolulu, Hawaii (educational institution) from June 1988 to June 2012; and

•                  Director of Bank of Hawaii Corporation (NYSE:BOH) (regional commercial bank) since April 2004.

Director Qualifications

As retired President and Headmaster of The Kamehameha Schools and its flagship campus at Kapālama, Oahu, Hawaii, a nationally recognized educational institution with a multi-billion dollar endowment and a presence extending throughout the South Pacific and Asia, Dr. Chun’s knowledge of and insights about Hawaii and Matson’s operating markets inform Matson’s strategic priorities.  He has an active involvement in Hawaii’s business community and community organizations, and as a former associate professor in engineering and public health at the University of Hawai’i at Manoa, his teaching and research accomplishments provide extensive knowledge of Micronesia and the South Pacific.  Dr. Chun also has public company board experience, both with the Company since 1990 and with Bank of Hawaii Corporation since 2004 and its banking subsidiary, Bank of Hawaii, Hawaii’s second largest financial institution, since 1993.

Matthew J. Cox Age: 55 Director Since: 2012

•                  Chief Executive Officer of Matson since June 2012;

•                  President of Matson’s subsidiary, Matson Navigation Company, Inc. (“MatNav”) since October 2008;

•                  Executive Vice President and Chief Operating Officer of MatNav from July 2005 to September 2008;

•                  Senior Vice President and Chief Financial Officer of MatNav from June 2001 to June 2005;

•                  Variety of positions, including Vice President, Refrigerated Containers, at American President Lines (“APL”) (global container transportation company) from 1987 to 1999;

•                  Director of Standard Club Europe Ltd (England), a mutual association of ship owners that insures ship owners, operators and charterers for their liabilities to third parties arising out of ship operations, since February 2012; and

•                  Director of First Hawaiian, Inc. (NASDAQ:FHB) (bank holding company) since 2016 and its direct wholly owned subsidiary, First Hawaiian Bank, since 2014.

Director Qualifications

As a member of Matson’s senior management team for over 15 years and with more than 30 years of transportation and logistics experience, Mr. Cox brings to the Board an in-depth knowledge of all aspects of the Company’s operations, and is knowledgeable about Matson’s operating markets through his Matson, APL and other experience and his involvement in the Hawaii business community and local community organizations.

Thomas B. Fargo Age: 68 Director Since: 2011

•                  Non-Executive Chairman of the Board, Huntington Ingalls Industries (NYSE:HII) (military shipbuilder) since March 2011;

•                  Commander, U.S. Pacific Command, from 2002 to 2005;

•                  John M. Shalikasvili Chair in National Security Studies at the National Bureau of Asian Research from 2010 to March 1, 2016;

•                  Owner, Fargo Associates, LLC (defense and homeland/national security consultancy) since 2005;

•                  Chief Executive Officer, Hawaii Superferry, Inc. (interisland ferry) from 2008 to 2009;

•                  President, Trex Enterprises Corporation (defense research and development firm) from 2005 to 2008;

•                  Member, Operating Executive Board and Advisory Board (non-fiduciary), J.F. Lehman & Company (private equity firm);

•                  Director, Hawaiian Electric Industries, Inc. (NYSE:HE) (“HEI”) and Hawaiian Electric Company, Inc. (“HECO”), a subsidiary of HEI (electric utility/banking), since March 2005;

•                  Director, The Greenbrier Companies, Inc. (NYSE:GBX) (transportation equipment and services) since July 2015; and

•                  Director of Northrop Grumman Corporation (NYSE:NOC) (global defense and security) from 2008 to March 2011.

Director Qualifications

Through his various executive and leadership roles, Admiral Fargo brings to the Board experience in maritime and military operations and in managing complex business organizations.  He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations.  Admiral Fargo also has extensive diplomatic, business and policy experience in Asia.  As the senior military commander in East Asia and the Pacific, he was responsible for U.S. security arrangements and engagement with the respective governments of the region.  He also has public company board experience via his service on a number of publicly traded companies, including Huntington Ingalls Industries, where he is Chairman of the Board, The Greenbrier Companies, Inc., and HEI.

Stanley M. Kuriyama Age: 63 Director Since: 2016

•                  Chairman of Alexander & Baldwin, Inc. (NYSE:ALEX) (real estate and construction company) since June 2012;

•                  Chief Executive Officer of Alexander & Baldwin, Inc. from January 2010 to December 2015; Director of Alexander & Baldwin, Inc. from January 2010 through June 2012; and executive Chairman of Alexander & Baldwin, Inc. from January 2016 to December 2016; and

•                  Mr. Kuriyama was recommended to the Nominating and Corporate Governance Committee for nomination as director by one of the non-management independent directors, and was appointed to the Board of Directors by the Board of Directors in June 2016.

Director Qualifications

As the Chairman and former Chief Executive Officer of Alexander & Baldwin, Inc., Mr. Kuriyama brings to the Board an in-depth knowledge of Hawaii and Matson’s operating markets.  From September of 2009 to June of 2012, he also served as a Director and Chairman of the Board of the Company’s subsidiary, Matson Navigation Company, Inc., prior to the Company’s separation from Alexander & Baldwin, Inc., and is knowledgeable about all aspects of the Company’s operations.  Mr. Kuriyama also has extensive involvement in the Hawaii business community and local community organizations.

Constance H. Lau Age: 64 Director Since: 2004

•                  President, Chief Executive Officer and Director of HEI, Honolulu, Hawaii (NYSE:HE) (electric utility/banking) since May 2006;

•                  Chairman of the Boards and Director of American Savings Bank, F.S.B. (“ASB”) and HECO, subsidiaries of HEI, since May 2006; and

•                  Director of Associated Electric & Gas Insurance Services since June 2008.

Director Qualifications

As President, Chief Executive Officer and a director of HEI, a large, publicly-traded Hawaii corporation, and as Chair of the Board of HEI’s banking and utility subsidiaries, Ms. Lau brings to the Board experience with capital intensive infrastructure and regulated industries as well as in managing complex business organizations.  She also serves as Chair, National Infrastructure Advisory Council, which advises the President of the United States on the security of critical infrastructure sectors, including transportation, and their information systems.  In addition, Ms. Lau has extensive experience in the banking industry and has been designated by the Board of Directors as an Audit Committee Financial Expert.  She also is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and local community organizations, including serving as chair of the Consuelo Foundation, which focuses on charitable efforts in the Philippines.

Jeffrey N. Watanabe Age: 74 Director Since: 2003

•                  Lead Independent Director of Alexander & Baldwin, Inc. (post-separation from Matson) from June 2012 to April 2015;

•                  Non-Executive Chairman of the Board of HEI since May 2006; Director of HEI since April 1987;

•                  Director of HECO from February 1999 to July 2006 and from February 2008 to May 2011, and ASB since May 1988, each a subsidiary of HEI; and

•                  Retired Founder, Watanabe Ing LLP (“WI”), Honolulu, Hawaii (attorneys at law) since July 2007; Partner, WI, from 1971 to June 2007.

Director Qualifications

As Chairman of the Board of HEI, former Lead Independent Director of Alexander & Baldwin, Inc. and former managing partner and founder of a Honolulu law firm, Mr. Watanabe brings to the Board insights into corporate governance and leadership skills.  He has both public and private company board experience, and is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations.  In addition, Mr. Watanabe has extensive legal, business and board experience in the Asia and Pacific Region, including representing and sitting on boards of companies involved with the Asia Pacific Basin, formerly chairing the Consuelo Foundation, which focuses on charitable efforts in the Philippines, formerly serving as General Counsel to the East-West Center, which promotes better relations among the nations of Asia, the Pacific and the United States, and serving as a member on the former Japan Hawaii Economic Council and the Hawaii Asia Pacific Association.

The Board of Directors recommends that shareholders vote “FOR” each of the seven nominees for director.

CORPORATE GOVERNANCE

Director Independence

The NYSE listing standards and our Corporate Governance Guidelines require that a majority of our Board of Directors and every member of the Audit, Compensation and Nominating and Corporate Governance Committees be “independent.”  The Board has reviewed each of its current directors and has determined that all such members of the Board, with the exception of Mr. Cox, who is an executive officer of Matson, are independent under NYSE rules.  In making its independence determinations, the Board considered the transactions, relationships or arrangements described below in “Certain Information Regarding Directors and Executive Officers—Certain Relationships and Transactions”, as well as the following, none of which the Board deemed to be material to Matson: Dr. Chun—Matson’s banking relationships with Bank of Hawaii, an entity of which Dr. Chun is a director; Mr. Dods—Matson’s banking relationships with First Hawaiian Bank, an entity of which Mr. Dods is a director; Admiral Fargo—Matson’s banking relationships with American Savings Bank, the corporate parent of which Admiral Fargo is a director; Ms. Lau— Matson’s banking relationships with American Savings Bank, the corporate parent of which Ms. Lau is the president, chief executive officer, and a director; and Mr. Watanabe—Matson’s banking relationships with American Savings Bank, an entity of which Mr. Watanabe is a director.

With respect to Mr. Kuriyama, the Board considered Mr. Kuriyama’s positions as executive Chairman at Alexander & Baldwin, Inc. from January 2016 to December 2016 and as Chairman since January 2017, and prior to that as Alexander & Baldwin’s, Inc.’s Chairman and Chief Executive Officer.  Alexander and Baldwin, Inc. was formed in connection with the separation of the Company and Alexander & Baldwin, Inc.’s predecessor (also named Alexander & Baldwin, Inc.) in 2012.  The Company has done a de minimis amount of business with Alexander & Baldwin, Inc. in the last three fiscal years, and any such business did not exceed 1% of the Company’s or Alexander & Baldwin’s consolidated gross revenues for any of the last three fiscal years.  The Board has determined that these relationships are not material and do not impact his independence.

Board Leadership Structure

Mr. Dods, the current Chairman of the Board, has reached the mandatory retirement age under the Company’s Bylaws and is not standing for reelection at the 2017 Annual Meeting.  The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure to best serve the interests of shareholders.  The Board understands that there is no single, generally accepted approach to providing Board leadership.  Given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant.

The Company’s Bylaws and Corporate Governance Guidelines provide the Board flexibility to determine whether it is in the best interests of the Company and its shareholders to have a combined or separate Chairman of the Board and Chief Executive Officer (“CEO”).

The Board currently has a separate Chairman of the Board and CEO.  In deciding to separate these two positions, the Board previously concluded that an independent Chairman would be beneficial in establishing a system of corporate checks and balances, and that managing the Board could be a time-intensive responsibility.  In addition, this leadership structure would allow the CEO additional time to focus on operating and managing the Company.  For these reasons, the Board had previously determined that this leadership structure was appropriate for Matson.  In light of Mr. Dods’ upcoming retirement, the Nominating and Corporate Governance Committee has begun the process of considering the leadership structure that will be most appropriate for the Board going forward and evaluating candidates for the position of Chairman.  Following the 2017 Annual Meeting, after receiving the recommendation of the Nominating and Corporate Governance Committee, the Board will appoint a new Chairman.

If the roles of Chairman and CEO are combined in one individual, the Company’s Corporate Governance Guidelines provide for the Board to designate a Lead Independent Director to consult with the Chairman of the Board on agendas and meeting schedules, facilitating the process for the Board’s self-evaluation, presiding at Board meetings in the absence of the Chairman, presiding at executive sessions of independent directors, and facilitating communication between the independent directors and the Chairman and CEO.

The Board’s Role in Risk Oversight

The Board has oversight of the risk management process, which it administers in part through the Audit Committee.  One of the Audit Committee’s responsibilities involves discussing policies regarding risk assessment and risk management.  Risk oversight plays a role in all major Board decisions and the evaluation of risk is a key part of the decision-making process.  For example, the identification of risks and the development of sensitivity analyses are key requirements for capital requests that are presented to the Board.

This risk management process occurs throughout all levels of the organization, but is also facilitated through a formal process in which a risk management working group and a risk management steering committee (comprised of senior management) meet regularly to identify and address significant risks.  Risk management is reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making.  Management reviews its risk management activities with the full Board of Directors on a regular basis.  The Board periodically receives various reports on risk-related matters, including presentations by senior management that cover an overview of the risk management program and include risk management perspectives from each of Matson’s business segments in the companywide strategic plan.

Pay Risk Assessment

In 2016, management worked with the Compensation Committee and Exequity LLP, an independent executive compensation consulting firm retained by the Compensation Committee, to review all Company incentive plans and related policies and practices, and the overall structure of total pay, pay mix, the risk management process and related internal controls.

The Company concluded that the risks arising from our incentive compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board of Directors and Committees of the Board

The Board of Directors held eight meetings during 2016.  In conjunction with six of these meetings, the non-management directors of Matson met in formally-scheduled executive sessions, led by the Chairman of the Board.  In 2016, all directors attended more than 75 percent of the aggregate meetings of the Board of Directors and the Committees of the Board on which they served.  In addition, Matson’s directors are strongly encouraged to attend the Annual Meeting of Shareholders.  Five of the then-serving seven directors attended the 2016 Annual Meeting.

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is governed by a charter, which is available on the corporate governance page of Matson’s website at www.matson.com.

Audit Committee: The members of the Audit Committee are:

•                  Ms. Lau, Chair,

•                  Mr. Baird, and

•                  Admiral Fargo.

Each member is an independent director under the applicable NYSE listing standards and SEC rules.  In addition, the Board has determined that Ms. Lau and Mr. Baird are “Audit Committee Financial Experts” under SEC rules.  The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report, which appears in this Proxy Statement.  The Audit Committee met five times during 2016.

Compensation Committee: The members of the Compensation Committee are:

•                  Dr. Chun, Chair,

•                  Mr. Baird, and

•                  Mr. Watanabe.

Each member is an independent director under the applicable NYSE listing standards.  The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board.  The Compensation Committee may form subcommittees and delegate such authority as the Compensation Committee deems appropriate, subject to any restrictions by law or listing standard.  For further information on the processes and procedures for consideration of executive compensation, see “Executive Compensation—Compensation Discussion and Analysis” section below.  The Compensation Committee met four times during 2016.

Nominating and Corporate Governance Committee: The members of the Nominating and Corporate Governance Committee are:

•                  Mr. Watanabe, Chair,

•                  Dr. Chun,

•                  Mr. Dods, and

•                  Ms. Lau.

Each member is an independent director under the applicable NYSE listing standards.  The functions of the Nominating and Corporate Governance Committee include recommending to the Board individuals qualified to serve as directors; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance issues; overseeing the annual evaluation of the Board; and ensuring that an evaluation of management occurs.  The Nominating and Corporate Governance Committee met four times during 2016.

Nominating and Corporate Governance Committee Processes

The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors to notify the Nominating and Corporate Governance Committee of qualified persons who might be available to serve on the Board.  From time to time, the Nominating and Corporate Governance Committee also engages firms that specialize in identifying director candidates.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders.  In considering such candidates, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.  To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit a written recommendation that meets the requirements of the Company’s Bylaws, including the name of the shareholder, evidence of the shareholder’s ownership of Matson stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s qualifications to be a director and the candidate’s consent for such consideration.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 555 12th Street, Oakland, California 94607.

The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a director are high ethical standards, a commitment to shareholders, a genuine interest in Matson and a willingness and ability to devote adequate time to a director’s duties.  The Nominating and Corporate Governance Committee also may consider other factors it deems to be in the best interests of Matson and its shareholders, including whether nominees possess such knowledge, experience, skills, expertise and diversity to enhance the Board’s ability to manage and direct the business and affairs of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rules.  While the Nominating and Corporate Governance Committee does not have a written diversity policy, it considers diversity of knowledge, skills, professional experience, education, expertise, and representation in industries relevant to the Company, as important factors in its evaluation of candidates.  The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends any measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity.

Once a potential candidate has been identified by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee reviews information regarding the person to determine whether the person should be considered further.  If appropriate, the Nominating and Corporate Governance Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate.  The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the more effective functioning of the Board and its committees.  The guidelines provide details on matters such as:

•                  Goals and responsibilities of the Board;

•                  Selection of directors, including the Chairman of the Board;

•                  Board membership criteria and director retirement age;

•                  Stock ownership guidelines;

•                  Director independence and executive sessions of non-management directors;

•                  Board self-evaluation;

•                  Board compensation;

•                  Board access to management and outside advisors;

•                  Board orientation and continuing education; and

•                  Leadership development, including annual evaluations of the CEO and management succession plans.

“Plurality Plus” Policy.  Our Corporate Governance Guidelines provide that any director nominee who receives a greater number of “withhold” votes than “for” votes in an uncontested election is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board.  The Nominating and Corporate Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken.  The Board will consider the recommendation of the Nominating and Corporate Governance Committee and will determine whether or not to accept the resignation offer.  Full details of this policy are set forth in our Corporate Governance Guidelines, which are available on the corporate governance page of Matson’s corporate website at www.matson.com.

Compensation of Directors

The following table summarizes the compensation paid by Matson to directors for services rendered during 2016:

2016 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)		All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(f)		(g)	(h)
W. Blake Baird	76,500	100,026	N/A		5,847	182,373
Michael J. Chun	80,000	100,026	0	(5)	328,841	508,867
Walter A. Dods, Jr.	138,800	151,010	N/A		9,811	299,621
Thomas B. Fargo	69,000	100,026	N/A		0	169,026
Stanley M. Kuriyama	35,000	100,025	N/A		0	135,025
Constance H. Lau	86,500	100,026	N/A		5,847	192,373
Jeffrey N. Watanabe	80,000	100,026	N/A		0	180,026

(1)                                 Represents the aggregate grant-date fair value of restricted stock unit awards granted in 2016 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation.  Each director was granted approximately $100,000 in restricted stock units.  Mr. Dods was provided with an additional grant of approximately $51,000 in consideration for his role as Chairman of the Board.  At the end of 2016, Mr. Dods had 5,919 restricted stock units; Dr. Chun had 12,839 restricted stock units; Mr. Baird and Ms. Lau each had 3,786 restricted stock units; Mr. Kuriyama had 2,929 restricted stock units; and Admiral Fargo and Mr. Watanabe each had 12,316 restricted stock units.

(2)                                 Options have not been granted to directors since 2007.  No directors had any stock options awards outstanding at the end of 2016.

(3)                                 All amounts are attributable to the aggregate change in the actuarial present value of the director’s accumulated benefit under a frozen defined benefit pension plan.

(4)                                 Represents dividend equivalent amounts payable upon vesting of restricted stock units and, in the case of Dr. Chun, also includes a lump sum payment amount of $314,250, representing the full amount of retirement benefits earned and accrued under the Matson, Inc. Retirement Plan for Outside Directors.

(5)                                 The change in pension value was a decrease of $3,877.

For 2016, non-employee directors received cash retainers as follows, all of which were pro-rated and paid quarterly.  All non-employee directors other than Mr. Dods received an annual cash retainer of $60,000 for their service on the Board, except than Mr. Kuriyama received a pro-rated cash retainer of $35,000 for the portion of the year in which he served on the Board.  Mr. Dods received an annual cash retainer of $131,300 for serving as non-executive Chairman of the Board.  Ms. Lau received an annual cash retainer of $19,000 for serving as Chair of the Audit Committee.  All other Audit Committee members received an annual cash retainer of $9,000.  Dr. Chun received an annual cash retainer of $12,500 for serving as Chair of the Compensation Committee.  All other Compensation Committee members received an annual cash retainer of $7,500.  Mr. Watanabe received an annual cash retainer of $11,000 for serving as Chair of the Nominating and Corporate Governance Committee.  All other Nominating and Corporate Governance Committee members received an annual cash retainer of $6,000.  For any telephonic or in-person board meetings in excess of seven meetings, a per meeting fee of $1,500 was paid to each director who attended such meetings.  Directors who are employees of Matson or its subsidiaries did not receive compensation for serving as directors.  Non-employee directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; Ms. Lau deferred all of her annual cash retainer and meeting fees in 2016.

Under the terms of the 2007 Incentive Compensation Plan, an automatic grant of approximately $100,000 in restricted stock units was awarded to each director who is elected or reelected as a non-employee director at each Annual Meeting of Shareholders.  An additional annual grant of approximately $51,000 in restricted stock units was awarded to Mr. Dods, as non-executive Chairman of the Board.  These awards have 100% cliff vesting on the earlier of the grant date anniversary or the next annual shareholders meeting following the date of the grant.  Under the terms of the 2016 Incentive Compensation Plan, an automatic grant of approximately $100,000 in restricted stock units was awarded to Mr. Kuriyama upon his appointment to the Board.  The award has 100% cliff vesting on the earlier of the grant date anniversary or the next annual shareholders meeting following the date of the grant.  Non-employee directors may defer all or a portion of their vested shares until cessation of board service or the fifth anniversary of the award date, whichever is earlier.  Mr. Watanabe elected to make such a deferral in 2016.

Under Matson’s retirement plan for directors, which has been frozen since 2004, a director with five or more years of service will receive a lump-sum payment upon retirement or attainment of age 72, whichever occurs first, that is actuarially equivalent to a payment stream for the life of the director consisting of 50 percent of the amount of the annual retainer fee in effect at the time of his or her departure from the Board, plus 10 percent of that amount for each year of service as a director over five years (up to an additional 50 percent).  Effective December 31, 2004, these retirement benefits were frozen based on a director’s service and retainer on that date and no further benefits accrue.  In 2016, Dr. Chun received a lump sum payment amount of $314,250, representing the full amount of retirement benefits earned and accrued under the Matson, Inc. Retirement Plan for Outside Directors.  No additional directors are eligible for future payments under the retirement plan for directors.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on Matson business.  They also may participate in the Company’s matching gifts program for employees, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 annually.

Director Share Ownership Guidelines

The Board has a Share Ownership Guideline Policy that encourages each non-employee director to own Matson common stock (including restricted stock units) with a value of five times the amount of the current cash retainer within five years of becoming a director.  All non-employee directors have met the established guidelines.

Communications with Directors

Shareholders and other interested parties may contact any of the directors, or the independent directors as a group, by mailing correspondence “c/o Matson Law Department” to Matson’s corporate offices at 555 12th Street, Oakland, California 94607.  The Law Department will forward such correspondence to the appropriate director(s).  However, the Law Department reserves the right not to forward any offensive or otherwise inappropriate materials.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by Matson to have owned beneficially more than five percent of Matson’s common stock outstanding as of December 31, 2016, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC.  Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	5,617,740	(a)	13.11%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	3,647,909	(b)	8.51%

Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	2,891,403	(c)	6.75%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	2,711,352	(d)	6.33%

Fuller & Thaler Asset Management, Inc. 411 Borel Avenue, Suite 300 San Mateo, CA 94402	2,606,646	(e)	6.08%

(a)                                 As reported in Amendment No. 8 to Schedule 13G filed with the SEC on January 12, 2017 (the “BlackRock 13G”). According to the BlackRock 13G, as of December 31, 2016, BlackRock, Inc. has sole voting power over 5,546,821 shares and sole dispositive power over all 5,617,740 shares, and does not have shared voting or shared dispositive power over any shares.

(b)                                 As reported in Amendment No. 4 to Schedule 13G filed with the SEC on February 10, 2017 (the “Vanguard 13G”). According to the Vanguard 13G, as of December 31, 2016, The Vanguard Group has sole voting power over 64,626 shares, sole dispositive power over 3,583,183 shares, shared dispositive power over 64,726 shares and shared voting power over 500 shares.

(c)                                  As reported in Amendment No. 5 to Schedule 13G filed with the SEC on February 9, 2017 (the “Dimensional Fund 13G”).  According to the Dimensional Fund 13G, as of December 31, 2016, Dimensional Fund Advisors LP has sole voting power over 2,802,530 shares and sole dispositive power over all 2,891,403 shares (subject to the provision of Note 1 of the Dimensional Fund 13G), and does not have shared voting or shared dispositive power over any shares.

(d)                                 As reported in a Schedule 13G filed with the SEC on February 7, 2017 (the “T. Rowe Price 13G”).  According to the T. Rowe Price 13G, as of December 31, 2016, T. Rowe Price Associates, Inc. has sole voting power over 543,571 shares and sole dispositive power over all 2,711,352 shares, and does not have shared voting or shared dispositive power over any shares.

(e)                                  As reported in a Schedule 13G filed with the SEC on February 15, 2017 (the “Fuller & Thaler 13G”).  According to the Fuller & Thaler 13G, as of December 31, 2016, Fuller & Thaler Asset Management, Inc. has sole voting power over 2,556,914 shares and sole dispositive power over all 2,606,646 shares, and does not have shared voting or shared dispositive power over any shares.

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of Matson common stock beneficially owned as of February 21, 2017 by each director and nominee, by each executive officer named in the “Executive Compensation—Summary Compensation Table” below, and by directors, nominees and executive officers as a group.  Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

Name or Number in Group	Number of Shares Owned(a)	Restricted Stock Units and Stock Options(b)	Total	Percent of Class
W. Blake Baird	13,959	3,786	17,745	*
Michael J. Chun	40,901	12,839	53,740	*
Matthew J. Cox	189,844	138,779	328,623	*
Walter A. Dods, Jr.	140,281	5,919	146,200	*
Thomas B. Fargo	6,245	12,316	18,561	*
Stanley M. Kuriyama	23,619	2,929	26,548	*
Constance H. Lau	40,472	3,786	44,258	*
Jeffrey N. Watanabe	11,150	12,316	23,466	*
Joel M. Wine	72,684	110,962	183,646	*
Peter T. Heilmann	18,475	16,626	35,101	*
Ronald J. Forest	63,123	61,281	124,404	*
Rusty K. Rolfe	34,773	17,288	52,061	*
14 Directors, Nominees, and Executive Officers as a Group	706,380	416,796	1,123,176	2.60%

(a)                                 Amounts include shares as to which directors, nominees and executive officers have shared voting and dispositive power, as follows: Dr. Chun and spouse—8,363 shares, Mr. Dods—2,000 shares, and Mr. Forest and spouse—61,710 shares.

(b)                                 Amounts include shares deemed to be owned beneficially by directors, nominees and executive officers because they may be acquired within 60 days from February 21, 2017 through the exercise of stock options.

*                                         Represents less than 1% of the issued and outstanding shares of the Company’s common stock as of February 21, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires Matson’s directors and executive officers, and persons who own more than 10 percent of Matson’s common stock, to file reports of ownership and changes in ownership with the SEC.

Based solely on a review of those reports provided to us and any written representations that no other reports were required, Matson believes that, during fiscal 2016, its directors and executive officers and persons who own more than 10 percent of Matson’s common stock filed all reports required to be filed under Section 16(a) on a timely basis, except that Mr. Kuriyama’s initial Form 3 filing on June 23, 2016 and a subsequent Form 4 filing on June 23, 2016 inadvertently omitted 6,650 shares.  Upon learning of his omission, Mr. Kuriyama promptly reported ownership of these shares in an amendment to the Form 3 on July 13, 2016.

Certain Relationships and Transactions

Matson has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a).  Prior to entering into a transaction with Matson, directors and executive officers (and their family members) and shareholders who beneficially own more than five percent of Matson’s common stock must make full disclosure of all facts and circumstances to the Law Department.  The Law Department then determines whether such transaction requires the approval of the Audit Committee.  The Audit Committee considers all of the relevant facts available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally.  The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings.  Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval.  However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings.  Approval by a majority of the Audit Committee members will be sufficient to approve the related person transaction.  If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

Constance Lau, a director of Matson, is President, Chief Executive Officer and Director of HEI, as well as Chairman of the Board of American Savings Bank, F.S.B., a subsidiary of HEI.  American Savings Bank currently has a 6.25 percent participation in the Company’s $400,000,000, five-year unsecured revolving credit facility.  The credit facility, including American Saving Bank’s participation, was entered into in the ordinary course of business; was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender; and did not involve more than the normal risk of collectability or present other unfavorable features.  Ms. Lau abstained from voting when the Board approved the amendment and restatement of the revolving credit facility in 2015.

The parents of Vicente S. Angoco, the Senior Vice President, Pacific of Matson, own and operate a company which provides drayage of some Matson containers in Guam.  The approximate dollar value of the payment from Matson in connection with this service in 2016 was $343,000.  The brother of Mr. Angoco owns and operates a company with which the Company contracts for chassis repair and maintenance services in Guam.  The approximate dollar value of the payment from Matson in connection with this service in 2016 was $1.06 million.  The brother-in-law of Mr. Angoco owns and operates a company with which the Company contracts for the provision of temporary and contract workers in Guam.  The approximate dollar value of the payment from Matson in connection with this service in 2016 was $688,000.  Mr. Angoco has no monetary or other interest in any of the businesses described above.

Code of Ethics

Matson has adopted a Code of Ethics that applies to the CEO, the Chief Financial Officer (“CFO”) and the Controller.  A copy of the Code of Ethics is posted on the corporate governance page of Matson’s corporate website, www.matson.com.  Matson intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website.

Code of Conduct

Matson has adopted a Code of Conduct, which is applicable to all directors, officers and employees, and is posted on the corporate governance page of Matson’s corporate website.  Matson intends to disclose any changes in its Code of Conduct or waivers from its Code of Conduct granted to directors or executive officers by posting such information on its website.

Executive Officers

The name of each executive officer of Matson (in alphabetical order), age (in parentheses) as of March 13, 2017, and present and prior positions with Matson and business experience for the past five years are given below.  Generally, the term of office of executive officers is at the pleasure of the Board of Directors.

Vicente S. Angoco, Jr. (50): Senior Vice President, Pacific since June 2012; Senior Vice President, Pacific of MatNav, January 2011 — present; Vice President, Pacific of MatNav March 2008 — January 2011; General Manager, Guam and Micronesia of MatNav December 2006 — March 2008; first joined Matson or a subsidiary in 1995.

Matthew J. Cox (55): President and Chief Executive Officer of Matson since June 2012; President of MatNav, October 2008 — present; Executive Vice President and Chief Operating Officer of MatNav, July 2005 — September 2008; first joined Matson or a subsidiary in 2001.

Ronald J. Forest (61): Senior Vice President, Operations since June 2012; Senior Vice President, Operations of MatNav, April 2003 — present; first joined Matson or a subsidiary in 1995.

Kenneth J. Gill (49): Vice President, Alaska of MatNav since June 2015; Senior Director of Operations, Horizon Lines, Inc., June 2013 — May 2015; Director of Operations, Horizon Lines, Inc., 2009 — June 2013; first joined Matson or a subsidiary in 2004.

Peter T. Heilmann (48): Senior Vice President and Chief Legal Officer since March 2014; Senior Vice President and General Counsel of MatNav since March 2014; Vice President and Deputy General Counsel of MatNav, May 2012 — February 2014; Partner, Gibson, Dunn & Crutcher, January 2002 — May 2012; first joined Matson or a subsidiary in 2012.

John P. Lauer (56): Senior Vice President, Ocean Services since March 2015; Senior Vice President, Ocean Services of MatNav since March 2015; Vice President, Transpacific Services of MatNav from 2012 to March 31, 2015; Director, Transpacific Services of MatNav from 2010 to 2012; first joined Matson or a subsidiary in 2007.

Rusty K. Rolfe (57): Senior Vice President since June 2012; President of Matson Logistics, July 2012 — present; Executive Vice President, Matson Logistics, August 2011 — July 2012; Executive Vice President, Matson Integrated Logistics, April 2006 — August 2011; first joined Matson or a subsidiary in 2001.

Joel M. Wine (45): Senior Vice President and Chief Financial Officer, September 2011 — present; Senior Vice President and Chief Financial Officer of MatNav since June 2012; first joined Matson or a subsidiary in 2011.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”), Matson explains the material elements of its 2016 compensation practices for the executive officers named in the Summary Compensation Table on page 31 (collectively, the “Named Executive Officers” or “NEOs”).  The NEOs for 2016 are:

•                  Matthew J. Cox, President and Chief Executive Officer,

•                  Joel M. Wine, Senior Vice President and Chief Financial Officer,

•                  Peter T. Heilmann, Senior Vice President and Chief Legal Officer,

•                  Rusty K. Rolfe, President, Matson Logistics, and

•                  Ronald J. Forest, Senior Vice President, Operations.

Executive Summary

For 2016, Matson produced net income of $80.5 million, or $1.85 per diluted share, as compared to net income of $103.0 million, or $2.34 per diluted share, generated in 2015.  2016 EBITDA of $288.6 million was modestly lower than the $302.1 million recorded in 2015.  While 2016 financial performance fell short of the exceptional results of 2015, which benefitted from record rates in Matson’s expedited China service and competitive gains in its Hawaii service, the Company made critical strategic decisions to finalize its Hawaii fleet renewal program with the order of two Kanaloa class vessels and to expand its Logistics platform into Alaska with the acquisition of Span Alaska.

While the Company’s 2016 results generally fell below the annual performance measures that were incorporated into the Board of Directors approved 2016-2018 Operating Plan, Matson’s three-year performance under the equity compensation program exceeded target performance, as set in the 2014-2016 Operating Plan.  Each operating plan is Matson’s tactical and strategic view of future performance, and contains a three-year projection of financial and operating results, the key elements of which are incorporated as performance targets in the Company’s incentive compensation plans, as discussed in this CD&A.  As the acquisition of Span Alaska was not taken into consideration when the various performance goals for the NEOs were set, in accordance with the Cash Incentive Plan (“CIP”), 2016 cash incentive payouts were determined without taking into account the Span Alaska acquisition.  Similarly, in accordance with the Performance Share award provisions under the 2016 Incentive Compensation Plan (“2016 Plan”), the 2014-2016 equity award settlement did not take into consideration the Alaska trade lane and Span Alaska acquisitions, as well as the Kanaloa class vessel construction.

Pay for Performance.  In line with Matson’s continued emphasis on managing a compensation program that links pay to performance, compensation awarded to the NEOs for fiscal 2016 performance reflected Matson’s financial results:

•                  Annual Cash Incentive: Below threshold performance of the overall Company goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 47 percent to 92 percent of their respective targets.  See “Components of Executive Compensation — Annual Cash Incentives.”

•                  2014-2016 Performance Shares: Matson’s Performance Share award plan (“Performance Shares”) is focused on multi-year performance over a three-year measurement period with vesting determined based on the average annual ROIC and three-year cumulative total shareholder return (“TSR”).  Extraordinary performance of the Company’s average ROIC combined with strong relative TSR positioning resulted in payouts for NEOs of 200 or 240 percent of their respective targets, depending on the applicability of the TSR modifier.   See “Components of Executive Compensation — Equity-Based Compensation.”

Matson’s Compensation Philosophy

The objective of Matson’s executive compensation program is to help attract, retain and motivate talented executives who provide strong leadership for Matson and develop and execute effective strategies that maximize long-term shareholder value.  The program is designed to be market competitive and emphasize pay-for-performance by making the majority of NEO compensation “at risk.” This is accomplished by aligning incentive pay with the achievement of key annual and long-term operating goals, growth in shareholder value and individual performance.  In 2016, 83% of the CEO’s and approximately 66% of the other NEO’s target total direct compensation was based on annual and long-term incentive pay opportunities.  The material elements of compensation for Matson’s NEOs are base salaries, annual cash incentives and equity incentives.  Annual equity awards are split evenly between time-based restricted stock units (“time-based RSUs”) and Performance Shares that are measured over a 3-year performance period.  NEOs are also eligible for retirement, severance and change in control termination benefits and participate in other employee health and welfare programs.

All elements of executive compensation are generally benchmarked against the 50th percentile of competitive market practices.  However, market data is only one of many factors considered in determining individual executive pay, including demonstrated performance, experience in the position, scope of impact and internal equity with other executives.

In order to promote the compensation philosophy described above, Matson continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

•                  Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made.

•                  Pay package for the CEO that is in line with the Company’s peer group.

•                  Multiple, balanced different performance metrics to determine incentive payments in annual and long-term incentive awards.

•                  Vesting of 50% of annual equity award is tied to achievement of specified performance goals.

•                  Share ownership requirements for senior executives and board members.

•                  Minimum vesting periods of three years on all equity awards to senior executives.

•                  Clawback policy that applies to all senior management.

•                  Policy prohibiting hedging and other speculative transactions involving Company stock.

•                  No employment contracts with any executive officer.

•                  No guaranteed bonus payments to senior executives.

•                  No bonus payouts that are not tied to performance.

•                  No single trigger vesting of equity in change of control.

•                  No pension payouts that are not proportional to pension payouts to employees generally.

•                  No excessive perquisites.

•                  No excessive severance or change in control provisions.

•                  No tax reimbursements or gross-ups.

•                  No dividend or dividend equivalents paid on unvested Performance Shares.

•                  No unreasonable internal pay disparity.

•                  No re-pricing or replacing of underwater stock options, without prior shareholder approval.

Matson’s Continued Focus on Pay-for-Performance

Say-on-Pay Vote in 2016.  At the 2016 Annual Meeting of Shareholders, an advisory vote approved the compensation of the NEOs with 97 percent of votes cast voting in favor of the executive compensation program.  The Compensation Committee took these results into consideration and concluded it should continue to apply the same basic compensation philosophy.  It also determined that it should continue to look for opportunities to make improvements in the executive pay programs, as it has in previous years.

Pay-for-Performance Emphasis.  The following features of the NEOs’ compensation structures, which were first implemented in fiscal 2013, continued to be applied in the fiscal 2016 executive compensation program, emphasizing Matson’s focus on pay-for-performance:

•                  Performance Metrics are Aligned with Shareholder Value.  Matson’s performance-based awards are determined using the following performance metrics: earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Company’s annual incentive plan and ROIC and TSR relative to peer indices for the Company’s Performance Shares.  These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s Common Stock for shareholders.  The financial performance metrics used for annual cash and long-term incentive compensation are also different in order to avoid focusing the NEOs’ attention on a single performance goal at the expense of achieving other important goals for maximizing the long-term value of the Company for shareholders.

•                  Multi-Year Performance Periods to Emphasize Long-Term Growth.  Matson grants Performance Shares focused on multi-year performance over a three-year measurement period with vesting determined at the end of the period based on average annual ROIC and three-year cumulative TSR relative to the companies comprising the S&P Transportation Select Industry Index and S&P Midcap 400 Index.  The three-year performance period is intended to encourage Matson’s NEOs to focus on growth of the Company and shareholder value over a multi-year period of time.  Performance Shares granted in fiscal 2016 will not be settled until 2019 following the end of the three-year performance period (FY 2016-18), based on financial performance during this three-year performance period.

•                  No Stock Option Grants.  With its emphasis on granting awards that contain specific performance goals, such as the Performance Shares, Matson again did not grant stock options to its NEOs in 2016.

Compensation Decision Process

Role of the Compensation Committee.  The Compensation Committee of Matson’s Board makes all decisions about compensation of Matson NEOs.  The process that it follows is different for the CEO from the process for all other NEOs

Determining CEO Compensation.  For decisions affecting the compensation of the CEO, the Board has a formal performance review process which begins at the beginning of the year with the Chairman of the Board’s analysis and establishment of the CEO’s future performance goals.  In developing these objectives, the Chairman reviews a variety of factors, including the CEO’s prior performance objectives, the CEO’s achievement of those objectives, the performance of the Company, and the Company’s operating plan.  The Chairman also reviews the Compensation Committee’s independent consultant’s market analysis and recommendations of CEO pay, including target annual incentive levels and equity grants.

The Chairman of the Board then receives input from the Board of Directors, after which the Board finalizes the CEO’s annual performance objectives.  The objectives for any given year include, but are not limited to, achieving the annual Operating Plan results, any growth initiatives, other strategic initiatives, and core CEO responsibilities.  The objectives are documented as part of setting the CEO’s annual compensation package.  After completion of the fiscal year, the Chairman of the Board and the Compensation Committee evaluate the CEO’s performance against the objectives and provide their assessment to the full Board of Directors.  The Board of Directors discusses the results of the assessment, including the areas of greatest strength and areas where improvements could be made.  The result of this process is considered by the Compensation Committee in determining the CEO’s actual salary for the next fiscal year, payout of the CEO’s annual incentive award and sizing of future equity grants.

Determining Compensation of other NEOs.  For decisions affecting the compensation of the other NEOs, the Compensation Committee follows a similar process.  However, instead of the development of initial recommendations by the Chairman, in the case of other NEOs, the Committee takes into consideration any recommendations made by the CEO.

In evaluating pay actions and the mix of pay elements for all NEOs (including the CEO), the Compensation Committee reviews:

•                  A summary of the value of all compensation elements provided to the executive during the year;

•                  Competitive market peer group and broader industry survey data;

•                  Health and welfare benefits and retirement plan balances;

•                  Prior compensation decisions for the past five years through tally sheets;

•                  Business strategic goals and performance expectations;

•                  Expected and actual Company and individual performance; and

•                  Insight from the shareholder Say-on-Pay vote results.

The Compensation Committee uses the above information to evaluate the following:

•                  Alignment of the pay program with the Compensation Committee’s commitment to pay for performance;

•                  Consistency with competitive market practices;

•                  Reasonableness and balance of pay elements as they relate to pay risk;

•                  Year-to-year pay movement for each NEO to ensure it reflects any variations in annual performance and market conditions;

•                  Internal pay equity with other executives based on individual performance, job scope and impact; and

•                  The effect of potential future payments, awards and plan design changes on the executive’s total pay package.

Role of the CEO.  The CEO recommends annual compensation actions for other NEOs to the Compensation Committee.  In consultation with each NEO, the CEO develops individual performance plans that serve as the basis for the determination of annual incentive awards.  After the completion of the fiscal year, the CEO reviews executive officer performance relative to individual goals and Company performance and makes recommendations to the Compensation Committee about the officer’s incentive award.  In addition to performance results, the CEO considers any changes in job scope, merit increase guidelines and market pay studies to recommend changes in base salary and equity awards for Compensation Committee approval.

Role of Independent Consultant.  The Compensation Committee believes that using an independent compensation consultant is important in developing executive compensation programs that are reasonable, consistent with Matson’s pay philosophy and market competitive.  Since the end of 2012, the Compensation Committee has retained Exequity LLP, an independent executive compensation consulting firm, to provide executive compensation services.  Exequity reports directly to the Compensation Committee and the Compensation Committee Chairman pre-approves all executive compensation engagements, including the nature, scope and fees of assignments.  Exequity advised the Compensation Committee on all aspects of executive compensation including the following during 2016:

•                  Recommended peer group assessment criteria and identified and recommended potential peer companies;

•                  Provided information on trends and regulatory developments for executive compensation;

•                  Evaluated the size and structure of the components of Matson’s executive compensation program relative to the Company’s peer group and broader market practices;

•                  Reviewed and commented on recommendations regarding CEO and NEO pay, including target annual incentive levels and equity grants;

•                  Reviewed compensation risk assessment;

•                  Assessed Board pay levels and the structure of Board compensation; and

•                  Reviewed and assisted in the preparation of the executive compensation disclosure in the annual proxy statement.

In the course of fulfilling these responsibilities, a representative of Exequity attended all Compensation Committee meetings during the year, participated in executive sessions of the Compensation Committee without management present, and met with management from time to time to gather relevant information and provide input in assessing management proposals.  The Compensation Committee’s executive compensation decisions, including the specific amounts paid to Matson’s executive officers, are made through the exercise of its own judgment and may reflect factors and considerations other than the information and recommendations provided by Exequity, including the executive’s role and organizational impact, experience, tenure, sustained performance over time, and internal pay relationships.  Exequity has not provided any other services to the Compensation Committee and has received no compensation other than with respect to the services described above.

Pursuant to SEC rules, the Company has assessed the independence of Exequity and concluded that no conflict of interest exists that would prevent Exequity from independently representing the Compensation Committee.

Role of Management.  Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

•                  Providing management’s perspective on compensation plan structure and implementation;

•                  Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved Operating Plan;

•                  Providing the data used to measure performance against established goals, with the CEO providing perspective on individual executive performance and compensation amounts; and

•                  Providing recommendations, based on information provided by Exequity, regarding pay levels for NEOs in 2016 on the basis of plan formulas, salary structures and the CEO’s assessment of individual officer performance.

Role of Market Data.  As there are few companies directly comparable to Matson in business mix, size and location of operation, based on the recommendation of Exequity, the Compensation Committee used a combination of peer group proxy statement data and published general industry survey data as a benchmark reference in the 2016 compensation decision-making process.  This competitive market data provides only one of many factors the Compensation Committee considers in assessing and determining appropriate pay levels as it exercises its business judgment.  Other factors the Committee considers include Matson’s pay philosophy, incumbent job scope of responsibility, tenure, organization impact, internal equity, company and individual performance, and historical pay actions.

Exequity conducted an independent review of the peer group and established the following selection criteria to develop a recommended peer group for the Compensation Committee’s approval:

•                  Transportation-related companies (including air freight, airline, marine, railroad, trucking and logistics management operations);

•                  Companies with similar size characteristics, including annual revenues generally within one-half to two times Matson’s annual revenue and having a market capitalization that is generally less than five times Matson’s market capitalization; and

•                  Additional companies that may be outside these size parameters but have other relevant business and operating characteristics to Matson and are influenced by similar economic and regulatory factors.

Based on these factors, Exequity recommended and the Compensation Committee approved a peer group of the following twenty public transportation-related companies (“peer group”) for pay comparisons starting in 2015 for 2016 pay assessments:

•             ArcBest Corporation

•             Atlas Air Worldwide Holdings, Inc.

•             Bristow Group, Inc.

•             Con-Way Inc.

•             Echo Global Logistics

•             Genesee & Wyoming Inc.

•             Hawaiian Holdings, Inc.

•             Hornbeck Offshore Services, Inc.

•             Hub Group, Inc.

•             Knight Transportation, Inc.

•             Kansas City Southern

•             Kirby Corporation

•             Landstar System, Inc.

•             Old Dominion Freight Line, Inc.

•             Overseas Shipholding Group, Inc.

•             Saia, Inc.

•             SEACOR Holdings Inc.

•             Swift Transportation Company

•             Tidewater Inc.

•             Werner Enterprises, Inc.

Matson is currently between the 40th and 55th percentiles of this peer group in revenue and market capitalization.  Given the limited number of relevant publicly traded transportation companies similar enough to Matson’s profile to serve as meaningful comparisons, the Compensation Committee believes the peer group recommended by Exequity provides a reasonable basis for analyzing compensation for Matson’s NEOs.  The Compensation Committee will continue to collect general industry data for similar revenue size companies as additional reference for competitive market analysis, particularly for NEOs other than the CEO, given the limited number of similarly sized companies in the peer group and competition for talent with other industry segments.

Components of Executive Compensation

The material elements of compensation for Matson’s NEOs are base salaries, annual bonuses and equity incentives.  NEOs also are eligible for retirement, severance and change in control termination benefits and participate in other employee benefit programs.

Base Salary: Salary is intended to provide a minimum fixed rate of pay which comprises less than 42% of an NEO’s target total direct compensation.  Salary increases can be awarded in recognition of superior performance, organizational advancement and increasing levels of responsibility as well as projections for market movement and merit guidelines established for the organization.  Generally, base salaries for Matson’s NEOs are based on the Compensation Committee’s determination of appropriate salary levels, taking into consideration peer group and survey information, the CEO’s recommendations (for NEOs other than himself), the executive’s role in the organization, his performance during the prior fiscal year  and relative pay position to other Matson executives.  In 2016, the Compensation Committee increased the base salary 14% for Mr. Cox reflecting his individual performance, contributions to the Company and competitive positioning relative to market levels. In connection with Matson’s overall merit program, base salaries for all other NEOs were increased 3% to keep up with inflation and to be consistent with market pay practices.

Annual Cash Incentives: Annual incentives for NEOs are provided through the CIP.  The CIP was designed to align performance incentives at all participating organization levels, to motivate executives to contribute to the Company’s success and reward them if they achieve specific pre-established corporate and individual goals.  These goals are established in February of each year based on the use of the metrics described below.

Weighting of Goals.  The weighting of the corporate and individual goals depends on the executive’s position and responsibilities.  The intention is to place a significant portion of the awards on the financial results of the Company, but balance that with important strategic and operating goals that have been established for the year through the individual portion.  The 2016 weighting is as follows:

Weighting of 2016 CIP Goals for NEOs

NEO	Corporate/ Business Unit	Individual
Matthew J. Cox	70%	30%
Joel M. Wine	70%	30%
Peter T. Heilmann	70%	30%
Rusty K. Rolfe(1)	20%/50%	30%
Ronald J. Forest	70%	30%

(1)  Mr. Rolfe’s corporate/business unit component is weighted 20% consolidated EBITDA and 50% Logistics EBITDA.

Determination of Annual Cash Incentive Award. Each component—corporate and individual—is evaluated against the respective performance goals. There are three levels of award opportunities for each component: threshold, target and extraordinary. In 2016, the target award opportunity levels for NEOs ranged from 50 percent to 100 percent of salary, which is consistent with competitive market targets. If a threshold goal is not achieved, there is no payout for that component. If threshold goals are achieved, a participant receives 50 percent of the target award opportunity set for that component. If target or extraordinary goals are achieved, a participant receives 100 or 200 percent, respectively, of the target award opportunity for that component. Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable. No additional award is provided for performance above the extraordinary goal level. The maximum achievable award in the aggregate is 200 percent of the NEO’s target award opportunity.

The CEO reviews the annual individual incentive award calculations for each individual other than himself and makes recommendations to the Compensation Committee regarding payouts. For the CEO’s individual incentive award calculation, the Chairman reviews the CEO’s individual performance achievement and provides the results to the Compensation Committee. The Compensation Committee reviews and approves all awards and has discretion to modify recommended awards to take into consideration factors it believes appropriately reflect the performance of the Company and the individual. Such factors vary, but may include, for individuals, adjustments for an executive taking on temporary but significant responsibilities in addition to his normal job role, or for the Company or a business unit, adjustments for extraordinary or unusual events.

Company Performance. The corporate component measure in 2016 was based on the Operating Plan approved by the Board of Directors and was weighted 100 percent on consolidated EBITDA performance and, for Mr. Rolfe, an additional measure based on EBITDA performance of the Logistics business. EBITDA is defined as operating income plus depreciation and amortization, subject to any adjustments made to accurately reflect the Company’s 2016 performance. Any adjustments are at the sole discretion of the Compensation Committee. EBITDA was selected as the CIP corporate performance measure because the Company believes it best reflects the annual operating results of business execution and profitability levels. The Company believes that EBITDA is a critical annual operating performance measure and, in combination with the multi-year performance measures of ROIC and TSR (described below in “Performance Shares”), provides focus and alignment with shareholder interests.

Annual incentive goals at threshold, target and extraordinary (maximum) are approved by the Compensation Committee in February of each year. The 2016 annual corporate and business unit targets reflected the Company’s Board-approved Operating Plan. When establishing the Operating Plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors and Company capabilities. In 2016, the Compensation Committee set threshold performance at 90 percent of plan target and extraordinary performance at 120 percent of target for EBITDA results. The threshold and extraordinary goals were determined on the basis of the level of difficulty in achieving the target objective as well as establishing a reasonable range of performance variability around the Operating Plan target.

For determination of CIP award levels for 2016, the Company’s operating performance, excluding any financial impact related to the Span Alaska acquisition in accordance with the terms of the CIP, was compared to the performance goals approved by the Compensation Committee in February 2016. Corporate goals and the actual result were as follows:

Company Performance Results Related to the 2016 CIP

Corporate Goal	Threshold	Target	Extraordinary	Actual
EBITDA (000s)	$297,824	$330,915	$397,098	$287,245
Logistics EBITDA (000s)	$9,908	$11,009	$13,211	$10,916

Individual Performance. In addition to the corporate performance goal, 30 percent of each NEO’s 2016 award was based on achieving individual goals, which reflect the NEO’s position in the Company and the activities of the NEO’s business function. Individual goals are reviewed by the Compensation Committee each year. Performance against individual goals is assessed at threshold, target and extraordinary levels; achievement of some but not all individual goals can result in a partial payout. The primary individual NEO goals are listed below.

NEO	Individual Goals
Matthew J. Cox	• Perform core CEO responsibilities effectively
• Achieve the Company’s strategic growth initiatives
• Complete integration of the Horizon Lines acquisition
• Achieve Company’s cost reduction and margin improvement initiatives

Joel M. Wine	• Perform core CFO responsibilities effectively
• Implement effective department organizational and process improvements
• Support strategic growth initiatives
• Lead other critical initiatives within the Company
• Achieve Company’s cost reduction and margin improvement initiatives

Peter T. Heilmann	• Oversee general regulatory compliance and Company efforts related to the Jones Act
• Lead and oversee team focused on resolving government investigations, general claims and litigation matters, and mitigate future litigation risks through compliance
• Manage and oversee legal aspects of significant corporate initiatives • Perform core Corporate Secretary responsibilities effectively

Rusty K. Rolfe	• Achieve Company’s cost reduction and margin improvement initiatives
• Achieve 53’ private container profitability objectives
• Achieve overall warehouse performance objectives
• Achieve Company’s cost reduction and margin improvement initiatives

Ronald J. Forest
• Achieve Guam China service objectives
• Achieve Hawaii service standards
• Achieve operations expense and income objectives
• Achieve capital plan, dry-dock plan, vessel Maintenance & Repair plan and Hull & Machinery insurance reserve
• Lead Company’s new vessel projects

Total Performance for 2016. Actual CIP awards earned versus target averaged approximately 60 percent of the overall targeted goal payouts and were as follows:

2016 CIP Payouts for NEOs

					Corporate/
					Business Unit	Overall	Individual
	2016	Actual		Corporate/	Component	Individual	Component
	Target	Award for	% of	Business Unit	Payout(1)	Performance	Payout
NEO	Award	2016	Target	Performance	(70% Weighting)	Rating	(30% Weighting)
Matthew J. Cox	$750,000	$354,375	47%	86.8%	$0	Above Target	$354,375

Joel M. Wine	$340,521	$199,204	58%	86.8%	$0	Slightly Below	$199,204
						Extraordinary
Peter T. Heilmann	$222,789	$128,661	58%	86.8%	$0	Slightly Below	$128,661
						Extraordinary
Rusty K. Rolfe	$165,170	$152,700	92%	86.8%/99.2%	$79,116	Above Target	$73,584

Ronald J. Forest	$170,028	$81,613	48%	86.8%	$0	Above Target	$81,613

(1)     86.8% corporate EBITDA performance resulted in a 0% corporate component payout. 99.2% Logistics EBITDA performance resulted in a 95.8% Logistics component payout for Mr. Rolfe.

Equity-Based Compensation: The equity portion of the total compensation program is designed to:

•                  Align management and shareholder interests;

•                  Provide incentive to achieve strategic operating goals and increase shareholder value over the longer-term; and

•                  Motivate and retain Matson’s executives.

Performance Shares. In 2016, Matson continued the use of Performance Share awards focused on multi-year performance over a three-year measurement period that was originally implemented in 2013. Settlement of the Performance Shares granted in 2016 is determined at the end of the three-year performance period (i.e., December 31, 2018). The actual number of shares that vest is based on Matson’s three-year annual average ROIC performance against pre-established goals approved by the Compensation Committee in January 2016 (the primary performance measure) and Matson’s TSR as measured against the S&P Transportation Select Industry Index and S&P Midcap 400 Index over the three-year period (the performance modifier). The total number of Performance Shares earned may range from zero to 200% of the target grant size based on the Company’s primary performance measure results and then further adjusted +/- 25% based on the TSR performance modifier results. No Performance Shares will vest sooner than three years from the date of grant except in connection with the occurrence of a change in control of the ownership of Matson under certain circumstances.

On December 31, 2016, the performance period for the 2014-2016 Performance Share grant ended. For determination of the Performance Share award levels, the Company’s operating performance, excluding any financial impact related to the Alaska trade lane and Span Alaska acquisitions, as well as the Kanaloa class vessel construction, in accordance with the terms of the Performance Share award provisions, and relative TSR performance were compared to the performance goals approved by the Compensation Committee in February 2014. Corporate goals and the actual results were as follows:

Company Performance Results Related to the 2014-2016 Performance Share Awards

Corporate Goals	Threshold	Target	Extraordinary	Actual
3-Year Average ROIC	7.9%	9.8%	11.8%	13.8%
3-Year Relative TSR —MidCap 400	25th	50th	75th	75th
3-Year Relative TSR —Transportation	25th	50th	75th	66th

Settlement of 2014-2016 Performance Share Grant. Actual Performance Share awards earned versus target were 240 percent or 200 percent of the overall targeted goal payouts, depending on participation in the TSR modifier, as follows:

2014-2016 Performance Share Award Settlement for NEOs

NEO	2014-2016 Target Award (#)	ROIC Performance	ROIC Payout %	TSR Performance	TSR Modifier %	2014-2016 Actual Award (#)
Matthew J. Cox	40,306	141.2%	200%	75th/66th	+20%	96,735

Joel M. Wine	11,668	141.2%	200%	75th/66th	+20%	28,004

Peter T. Heilmann(1)	3,395	141.2%	200%	N/A	N/A	6,790

Rusty K. Rolfe	5,304	141.2%	200%	75th/66th	+20%	12,730

Ronald J. Forest	6,365	141.2%	200%	75th/66th	+20%	15,276

(1)    The Performance Share awards for Mr. Heilmann are calculated only on ROIC performance, consistent with other senior management who were not executive officers at the time the grant was made.

Pursuant to the vesting provisions of the 2014-2016 Performance Share grants, time-based vesting of the awards occurred on January 29, 2017, while approval of the performance results associated with the awards took place on January 25, 2017. Therefore, the awards are included in the Outstanding Equity Awards at Fiscal Year End table below.

Restricted Stock Units. In 2016, the Company granted time-based RSUs to the NEOs. Time-based RSU grants align participant interests directly with shareholders and are intended to focus the efforts of executives on improving long-term stock price performance, increase executive beneficial share ownership and strengthen retention of participants through a three-year vesting period, prorated on the basis of the number of full or partial months employed during the vesting period.

Equity-based grants are generally considered and granted annually in January by the Compensation Committee. The CEO makes recommendations for each NEO (other than himself) to the Compensation Committee, which retains full discretion to set the grant amount. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

•                  Company and individual performance;

•                  The executive officer’s current and expected future contributions to the Company;

•                  Effect of a potential award on total compensation and pay philosophy;

•                  Internal pay equity relationships;

•                  Competitive market data;

•                  Potential dilutive impact on shareholders and available share pool; and

•                  Size and potential value of recent equity grants outstanding.

Standard equity grants were made to executives at Matson’s January 2016 Compensation Committee meeting and NEO grants were allocated 50/50 between Performance Shares and time-based RSUs. In recognition of the successful execution of the Alaska trade acquisition, certain NEOs were also awarded a one-time supplemental grant of time-based RSUs, as reported below.

2016 Equity Awards for NEOs

	Standard Annual Equity Award		Supplemental
NEO	Performance Shares	Time-Based RSUs	Time-Based RSUs	Total Equity Value
Matthew J. Cox	$1,200,000	$1,200,000	$400,000	$2,800,000
Joel M. Wine	$300,000	$300,000	$250,000	$850,000
Peter T. Heilmann	$200,000	$200,000	$250,000	$650,000
Rusty K. Rolfe	$150,000	$150,000	—	$300,000
Ronald J. Forest	$150,000	$150,000	$100,000	$400,000

Combination of Total Direct Pay Elements: The Company’s combination of pay elements for its NEOs is designed to place the emphasis on incentive compensation, while at the same time focusing on long-term talent retention and maintaining a balanced program to ensure an appropriate relationship between pay and risk. The Compensation Committee believes this is consistent with one of its key compensation objectives, which is to align management and shareholder interests.

Percentage of Target Total Direct Compensation Provided by Each Pay Element for 2016

	2016 Pay Elements
NEO	Salary	Annual Incentives	Long-Term Incentives
Matthew J. Cox	17%	17%	66%
Joel M. Wine	29%	20%	51%
Peter T. Heilmann	30%	18%	52%
Rusty K. Rolfe	41%	21%	38%
Ronald J. Forest	37%	19%	44%

Retirement Benefits: Matson provides various benefit plans to meet the retirement needs of all employees, including NEOs. Retirement plans are an important part of the Company’s total compensation program designed to provide executives with the ability to plan for their future while keeping them focused on Matson’s present success. The Pension Benefits table of this Proxy Statement provides a more detailed description and estimated values for each of the NEOs related to the Retirement Plan for Employees of Matson and Matson Excess Benefits Plan. The basic objective of these plans is to provide long-term eligible employees with retirement benefits proportional to their cash-based compensation from Matson.

Matson Individual Deferred Compensation and Profit Sharing Plan: The Company has a tax-qualified defined contribution retirement plan (the “Profit Sharing Retirement Plan”) available to all salaried non-bargaining unit employees. In 2010, the Company suspended the profit sharing component of this plan and replaced it with a cash-based profit sharing incentive program, with an award of zero to three percent of eligible base salary. This component provides for discretionary contributions to participants’ retirement savings account of up to three percent of compensation based on the degree of achievement of income before taxes as established in the Company’s annual Board-approved Operating Plan. As the Company did not meet the threshold level of performance requirement, there was no profit sharing contribution for 2016. The Individual Deferred Compensation (401(k)) component of the Profit Sharing Retirement Plan, available to all salaried non-bargaining unit employees, provides for a discretionary match of the compensation deferred by a participant during the fiscal year. The matching contribution for 2016 was 3.0 percent. The value of the Company’s 2016 Individual Deferred Compensation matching contributions for NEOs are included in the Summary Compensation Table of this Proxy Statement.

Retiree Health and Welfare Plan: The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees, which is limited to only those who joined the Company prior to January 1, 2008. These benefits aid in retaining long-term service employees and provide for health care costs in retirement. The Company limits its contribution towards the monthly premium, based on the employee’s age and years of service. The benefits from this plan are reflected in the “—Other Potential Post-Employment Payments” section of this Proxy Statement. The plan was amended effective January 1, 2012 to allow for the continued eligibility under the Retiree Health and Welfare Plan for employees hired prior to January 1, 2008.

No Perquisites: The Company provides no perquisites to the NEOs, with the exception of Company-provided parking. The cost of parking in 2016 was less than $10,000 for each NEO.

Severance Plan and Change in Control Agreements: The Company maintains the Matson Executive Severance Plan (the “Severance Plan”) that covers each of the NEOs. The Company has entered into change in control agreements (“Change in Control Agreements”) with all NEOs to retain talent during transitions due to a change in control or other covered event, and to provide a competitive pay package. Change in Control Agreements promote the continuation of management to ensure a smooth transition. The Compensation Committee designed the agreement to provide a competitively structured program, and yet be conservative overall in the amounts of potential benefits. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential benefits under these arrangements, as the Compensation Committee considers how the terms of these arrangements and the other pay components interrelate. These agreements and the Severance Plan are described in further detail in the “—Other Potential Post-Employment Payments” section of this Proxy Statement.

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and the Company. Section 162(m) of the Internal Revenue Code limits the tax deductibility of certain executive compensation in excess of $1,000,000 for any fiscal year, except for certain “performance-based compensation.” The Compensation Committee does not limit executive compensation to that amount, but considers it as one factor in its decision-making. The 2016 Incentive Compensation Plan is designed to provide for the grant of awards intended to qualify for tax deductibility under Section 162(m), if certain conditions are met, though the Compensation Committee reserves the right to determine whether to make use of the performance-based compensation exception. In 2016, the Performance Share grants are intended to qualify as “performance-based” under Section 162(m) while time-based RSUs and the annual CIP are not. The Compensation Committee will continue to evaluate program designs and the ability to maximize compensation tax deductibility in the future.

Policies and Practices

Share Ownership Guidelines: To enhance shareholder alignment and ensure commitment to longer-term decision-making that enhances shareholder value, the Company has share ownership guidelines. Executives are required to own a value of stock equal to the salary multiple below within a five-year period:

Position	Salary Multiple
CEO	5X
Other NEOs	3X

As a result of the Company’s separation from Alexander & Baldwin, Inc. and new roles related to leading a public company, Messrs. Cox, Forest and Rolfe started a new five-year measurement period in 2012 to achieve the aforementioned share ownership guidelines. Mr. Wine’s measurement period commenced upon joining the Company in 2011 and Mr. Heilmann’s measurement period started in 2014 in connection with his promotion. All NEOs have met or are on track to meet this requirement within the prescribed five year period.

Equity Granting Policy: Equity awards are typically granted for current employees at the same time of year at the January Compensation Committee meeting, and the meeting is generally scheduled on the fourth Wednesday of the month. Equity grants for new hires or promoted employees are approved at regularly scheduled Compensation Committee meetings, which meetings are scheduled approximately 8-12 months in advance of the meeting date. The timing of these grants is made without regard to anticipated earnings or other major announcements by the Company. The exercise price for stock option grants under the 2016 Plan, including predecessor plans, is the closing price on the date of the grant, as specified by the 2016 Plan.

Policy Regarding Speculative Transactions and Hedging: The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments involving Matson stock, or (ii) hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving Matson stock.

Policy Regarding Recoupment of Certain Compensation: The Company has adopted a formal “clawback” policy for senior management, including all NEOs. Pursuant to such policy, the Company will seek to recoup certain incentive compensation, including cash bonuses and equity awards based upon the achievement of financial performance metrics, from executives in the event that the Company is required to restate its consolidated financial statements.

Compensation Risk Assessment: Matson conducted a detailed compensation risk assessment and concluded that the risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Dr. Chun (Chairman), Mr. Baird and Mr. Watanabe.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or was during or prior to fiscal 2016, an officer or employee of the Company or any of its subsidiaries. None of the Company’s executive officers serves or served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director or member of the Compensation Committee of the Company.

Summary Compensation Table

The following table summarizes the compensation paid by Matson to the NEOs in 2016, 2015 and 2014:

2016 SUMMARY COMPENSATION TABLE

								Change in
								Pension Value
								and
								Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards		Awards	Compensation	Earnings	Compensation		Total
Principal Position	Year	($)	($)	($)(1)		($)(2)	($)(3)	($)(4)	($)		($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)		(j)
Matthew J. Cox	2016	725,591	—	2,801,915	(5)	—	354,375	187,192	65,651	(6)	4,134,724
President and Chief Executive	2015	665,372	—	2,400,040		—	1,232,153	66,775	82,469		4,446,809
Officer	2014	633,778	—	1,900,024		—	1,185,726	264,785	84,152		4,068,465

Joel M. Wine	2016	482,699	—	850,540	(5)	—	199,204	30,852	25,519	(6)	1,588,814
Senior Vice President and Chief	2015	477,564	—	600,010		—	651,289	27,193	36,693		1,792,749
Financial Officer	2014	454,887	—	550,030		—	512,690	46,555	42,495		1,606,657

Peter T. Heilmann	2016	368,445	—	650,362	(5)	—	128,661	24,799	21,944	(6)	1,194,211
Senior Vice President and Chief	2015	366,210	—	400,055		—	426,112	21,776	28,862		1,243,015
Legal Officer (7)	2014	297,643	—	300,053		—	291,968	21,900	25,861		937,425

Rusty K. Rolfe	2016	327,786	—	300,305	(5)	—	152,700	67,319	14,621	(6)	862,731
President, Matson Logistics

Ronald J. Forest	2016	337,427	—	400,315	(5)	—	81,613	147,650	16,296	(6)	983,301
Senior Vice President,	2015	333,837	—	300,005		—	299,818	31,620	25,739		991,019
Operations	2014	317,986	—	300,046		—	278,225	291,245	27,897		1,215,399

(1)  Represents the grant-date fair value of time-based RSUs and the grant-date fair value of Performance Shares (assuming the target level of performance is attained) for the fiscal year identified in column (b).

(2)  No stock option grants were made in 2014, 2015 or 2016.

(3)  Represents the NEO’s award under the CIP for the fiscal year identified in column (b) payable in cash in February of the following year.

(4)  All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.

(5)  Includes the grant date fair value of Performance Shares at target of $1,201,914 for Mr. Cox, $300,507 for Mr. Wine, $200,338 for Mr. Heilmann, $150,272 for Mr. Rolfe, and $150,272 for Mr. Forest. The grant date fair value of these Performance Share awards at maximum are $3,004,803 for Mr. Cox, $751,286 for Mr. Wine, $500,844 for Mr. Heilmann, $375,680 for Mr. Rolfe, and $375,680 for Mr. Forest.

(6)  Represents (i) dividends paid on unvested time-based RSUs ($57,729 for Mr. Cox, $17,774 for Mr. Wine, $14,112 for Mr. Heilmann, $6,693 for Mr. Rolfe, and $8,527 for Mr. Forest), and (ii) 401k match ($7,922 for Mr. Cox, $7,745 for Mr. Wine, $7,832 for Mr. Heilmann, $7,928 for Mr. Rolfe, and $7,769 for Mr. Forest).  The Company did not fund a profit-sharing contribution in 2016.

(7)  Mr. Heilmann was appointed Senior Vice President and Chief Legal Officer effective March 1, 2014.

Grants of Plan-Based Awards

The following table contains information concerning the equity and non-equity grants under Matson’s incentive plans during 2016 for the NEOs:

2016 GRANTS OF PLAN-BASED AWARDS

								All Other	Grant
								Stock	Date Fair
								Awards:	Value of
		Estimated Future Payouts			Estimated Future Payouts			Number of	Stock
		Under Non-Equity Incentive			Under Equity Incentive			Shares of	and
		Plan Awards(1)			Plan Awards(2)			Stock or	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)(4)	($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Matthew J. Cox	—	375,000	750,000	1,500,000	—	—	—	—	—
	1/27/2016	—	—	—	5,978	31,881	79,703	—	1,201,914
	1/27/2016	—	—	—	—	—	—	31,881	1,200,001
	1/27/2016	—	—	—	—	—	—	10,627	400,000

Joel M. Wine	—	170,261	340,521	681,043	—	—	—	—	—
	1/27/2016	—	—	—	1,495	7,971	19,928	—	300,507
	1/27/2016	—	—	—	—	—	—	7,971	300,028
	1/27/2016	—	—	—	—	—	—	6,642	250,005

Peter T. Heilmann	—	111,395	222,789	445,578	—	—	—	—	—
	1/27/2016	—	—	—	997	5,314	13,285	—	200,338
	1/27/2016	—	—	—	—	—	—	5,314	200,019
	1/27/2016	—	—	—	—	—	—	6,642	250,005

Rusty K. Rolfe	—	82,585	165,170	330,340	—	—	—	—	—
	1/27/2016	—	—	—	748	3,986	9,965	—	150,272
	1/27/2016	—	—	—	—	—	—	3,986	150,033

Ronald J. Forest	—	85,014	170,028	340,055	—	—	—	—	—
	1/27/2016	—	—	—	748	3,986	9,965	—	150,272
	1/27/2016	—	—	—	—	—	—	3,986	150,033
	1/27/2016	—	—	—	—	—	—	2,657	100,010

(1)       Amounts reflected in this section relate to estimated payouts under the CIP. The value of the actual payouts is included in the Non-Equity Incentive Compensation column of the Summary Compensation Table.

(2)       Amounts in this section reflect Performance Share grants made in 2016 with award achievement determined at the end of the 3-year performance period as of December 31, 2018. Actual number of Performance Shares earned will be determined based on the Company’s 3-year annual average ROIC and 3-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index.

(3)       Amounts in this section reflect time-based RSU grants.  In addition to their standard annual equity grants, Messrs. Cox, Wine, Heilmann, and Forest received one-time, supplemental RSU grants in recognition of their performance in connection with the Alaska trade acquisition.  These one-time grants are listed separately from the standard annual equity grants.

(4)       No stock option grants were made in 2016.

(5)       Based upon the $37.64 closing price of Matson common stock on the date of grant for time-based RSUs and a grant date fair value of $37.70 for performance share awards.

The CIP is based on corporate and individual goals. Performance measures, weighting of goals and target opportunities are discussed in the Compensation Discussion & Analysis Section entitled “Components of Executive Compensation — Annual Cash Incentives”.

Under the predecessor plans to the 2016 Plan, the Company has issued stock options that vest in equal increments over three years and have a maximum term of 10 years. They continue to vest and are exercisable for three years after disability, normal retirement at age 65 or older or approved early retirement at age 55 (with five years of service). Vesting automatically accelerates in the event of death and the executive’s personal representative has up to 12 months to exercise the stock options. Stock options automatically vest on the specified effective date of a change in control if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. If an employee is terminated due to misconduct or engages in conduct considered materially detrimental to the business, then the option terminates immediately. If an employee ceases to be employed for any other reason the option may be exercised within three months of termination to the degree vested at the time of termination. Stock options cannot be re-priced under the 2016 Plan without shareholder approval. No stock options were granted in 2014, 2015 or 2016.

Under the 2016 Plan, including predecessor plans, the Company has issued time-based RSUs that vest in equal increments over three years. Time-based RSUs that are unvested will automatically vest upon death or permanent disability. Time-based RSUs will partially vest on a prorated basis upon normal retirement at age 65 or older or approved early retirement at age 55 (with five years of service). Upon the effective date of any change in control, any unvested time-based RSUs automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. Under the 2016 Plan, grantees receive dividend equivalents on the full amount of time-based RSUs granted, regardless of vesting, at the same rate as is payable on the Company’s common stock.

In January 2016, the Company granted Performance Shares. The actual number of Performance Shares earned will be determined at the end of the performance period as of December 31, 2018 based on the Company’s 3-year annual average ROIC (primary measure) and 3-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index (award modifier), as shown in the table below. Actual performance at the target performance level for the ROIC measure results in earning 100 percent of the target Performance Share award; actual performance at the 80% threshold level ROIC results in earning 25 percent of the target award; actual performance below the threshold ROIC level results in no awards earned; and actual performance at the extraordinary ROIC level results in earning the maximum number of units equal to 200 percent of the target number of Performance Shares. For actual performance between threshold, target and extraordinary, awards are determined on a prorated basis. If TSR performance is at the 50th percentile of the market indexes, there is no modification to the number of Performance Shares earned based on ROIC; if TSR performance is at or better than the 75th percentile of the market indexes, the number of Performance Shares earned will be increased by 25%; if TSR performance is at or below the 25th percentile of the market indexes, the number of Performance Shares earned will be reduced by 25%. Award adjustment for relative TSR results between these performance levels will be interpolated on a straight-line basis. Maximum total Performance Shares awarded can be up to 250% of target. If participants receiving a Performance Share award terminate employment prior to vesting for any reason other than death, permanent disability, normal retirement or approved early retirement, their awards will not vest. If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed during the performance period and the actual amount earned at the end of the performance period. If there is a change in control, the performance vesting requirements applicable to the Performance Shares will terminate and the number of Performance Shares that may become issuable to each participant will become fixed based on the formula described below under the heading “Other Potential Post-Employment Payments” and any unvested Performance Shares will automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. No dividend equivalents are paid on outstanding Performance Shares.

TSR Modifier and Payout Adjustment:

Relative TSR Performance	TSR Modifier Adjustment
>75th percentile	+25%
50th percentile	0%
< 25th percentile	-25%

Adjustment for TSR Modifier between performance levels will be interpolated on a straight-line basis:

	ROIC Performance		TSR Performance
Performance Level	Performance as a % of Target	Payout as a % of Target	TSR Modifier	Total Payout as a % of Target
Extraordinary	120%	200%	-25% to +25%	150% - 250%
Target	100%	100%	-25% to +25%	75% - 125%
Threshold	80%	25%	-25% to +25%	18.75% - 31.25%

Outstanding Equity Awards at Fiscal Year End

The following table contains information concerning the outstanding equity awards owned by the NEOs on December 31, 2016:

2016 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
									Equity Incentive		Equity Incentive
			Equity Incentive						Plan Awards:		Plan Awards:
			Plan Awards:					Market Value	Number of		Market or
	Number of	Number of	Number of			Number of		of Shares or	Unearned		Payout Value of
	Securities	Securities	Securities			Shares or		Units of	Shares, Units		Unearned
	Underlying	Underlying	Underlying			Units of		Stock that	or Other Rights		Shares, Units
	Unexercised	Unexercised	Unexercised	Option	Option	Stock that		Have Not	that Have		or Other Rights
	Options	Options	Unearned	Exercise	Expiration	Have Not		Vested	Not		that Have Not
Name	Exercisable (#)	Unexercisable (#)	Options (#)	Price	Date	Vested (#)		($)(1)	Vested (#)(2)		Vested ($)
(a)	(b)	(c)	(d)	(e)($)	(f)	(g)		(h)	(i)		(j)
Matthew J. Cox	35,042		N/A	23.28	1/29/2018	78,012	(3)	2,760,845	161,720	(4)	5,723,271
	31,861			23.74	1/24/2022

Joel M. Wine	60,381		N/A	21.46	8/31/2021	24,019	(5)	850,032	44,251	(6)	1,566,043
	29,954			23.74	1/24/2022

Peter T. Heilmann	N/A	N/A	N/A			18,730	(7)	662,855	17,622	(8)	622,643

Rusty K. Rolfe	3,047		N/A	16.94	1/26/2020	8,850	(9)	313,202	20,165	(10)	713,639
	5,574			20.84	1/25/2021

Ronald J. Forest	16,491		N/A	23.28	1/29/2018	11,523	(11)	407,799	23,400	(12)	828,126
	6,272			16.94	1/26/2020
	16,394			20.84	1/25/2021
	12,254			23.74	1/24/2022

(1) Market value of stock not vested based on closing stock price of $35.39 at year end.

(2) Represents 2015-2017 and 2016-2018 Performance Shares at target performance and actual settlement of the 2014-2016 Performance Shares.

(3) Vesting date of time-based RSUs—14,170 shares on 1/27/2017; 11,034 shares on 1/28/2017; 13,435 shares on 1/29/2017; 11,035 shares on 1/28/2018; and 14,169 shares each on 1/27/2018 and 1/27/2019.

(4) 2014-2016 Performance Shares settled with vesting date — 96,735 shares on 1/29/2017. Target 2015-2017 and 2016-2018 Performance Shares contingent on meeting performance thresholds with vesting date—33,104 shares on 1/28/2018; and 31,881 shares on 1/27/2019.

(5) Vesting date of time-based RSUs—4,871 shares each on 1/27/2017, 1/27/2018, and 1/27/2019; 2,758 shares on 1/28/2017; 3,889 shares on 1/29/2017; and 2,759 shares on 1/28/2018.

(6) 2014-2016 Performance Shares settled with vesting date — 28,004 shares on 1/29/2017. Target 2015-2017 and 2017-2019 Performance Shares contingent on meeting performance thresholds with vesting date—8,276 shares on 1/28/2018 and 7,971 shares on 1/27/2019.

(7) Vesting date of time-based RSUs—3,986 shares on 1/27/2017; 1,839 shares each on 1/28/2017 and 1/28/2018; 1,697 shares on 1/29/2017; 1,399 shares on 2/26/2017; and 3,985 shares each 1/27/2018 and 1/27/2019.

(8) 2014-2016 Performance Shares settled with vesting date — 6,790 shares on 1/29/2017. Target 2015-2017 and 2016-2018 Performance Shares contingent on meeting performance thresholds with vesting date— 5,518 shares on 1/28/2018; and 5,314 shares on 1/27/2019.

(9) Vesting date of time-based RSUs—1,329 shares each on 1/27/2017 and 1/27/2019; 1,149 shares on 1/28/2017; 1,768 shares on 1/29/2017; 398 shares on 6/25/2017; 1,328 shares on 1/27/2018; 1,150 shares on 1/28/2018; and 399 shares on 6/25/2018.

(10) 2014-2016 Performance Shares settled with vesting date — 12,730 shares on 1/29/2017. Target 2015-2017 and 2016-2018 Performance Shares contingent on meeting performance thresholds with vesting date—3,449 shares on 1/28/2018; and 3,986 shares on 1/27/2019.

(11) Vesting date of time-based RSUs—2,215 shares each on 1/27/2017 and 1/27/2019; 1,379 shares each on 1/28/2017 and 1/28/2018; 2,122 shares on 1/29/2017; and 2,213 shares each on 1/27/2018.

(12) 2014-2016 Performance Shares settled with vesting date — 15,276 shares on 1/29/2017. Target 2015-2017 and 2016-2018 Performance Shares contingent on meeting performance thresholds with vesting date—4,138 shares on 1/28/2018; and 3,986 shares on 1/27/2019.

Option Exercises and Stock Vested

The following table contains information concerning option exercises and stock awards for the NEOs:

OPTION EXERCISES AND STOCK VESTED FOR 2016

	OPTION AWARDS		STOCK AWARDS
	Number of		Number of
	Shares		Shares
	Acquired on	Value Realized	Acquired on	Value Realized
	Exercise	on Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	40,403	615,117	112,361	4,263,347
Joel M. Wine	—	—	36,988	1,402,226
Peter T. Heilmann	—	—	10,888	417,060
Rusty K. Rolfe	10,306	145,212	14,350	542,887
Ronald J. Forest	9,327	120,878	20,052	760,254

The value realized in column (e) was calculated based on the market value of Matson common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.

Pension Benefits

The following table contains information concerning pension benefits for the NEOs at the end of 2016:

PENSION BENEFITS FOR 2016

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	Qualified Retirement Plan — Traditional portion	10.6	475,510	—
	Qualified Retirement Plan — Cash Balance portion	5.0	57,099	—
	Excess Benefits Plan — Pension portion	15.6	1,197,080	—
Joel M. Wine	Qualified Retirement Plan — Traditional portion	—	—	—
	Qualified Retirement Plan — Cash Balance portion	5.3	46,612	—
	Excess Benefits Plan — Pension portion	5.0	104,398	—
Peter T. Heilmann	Qualified Retirement Plan — Traditional portion	—	—	—
	Qualified Retirement Plan — Cash Balance portion	4.6	41,546	—
	Excess Benefits Plan — Pension portion	4.6	43,613	—
Rusty K. Rolfe	Qualified Retirement Plan — Traditional portion	10.1	524,989	—
	Qualified Retirement Plan — Cash Balance portion	5.0	61,492	—
	Excess Benefits Plan — Pension portion	15.1	238,380	—
Ronald J. Forest	Qualified Retirement Plan — Traditional portion	16.8	966,106	—
	Qualified Retirement Plan — Cash Balance portion	5.0	64,368	—
	Excess Benefits Plan — Pension portion	21.8	857,748	—

Actuarial assumptions used to determine the present values of the pension benefits include: Discount rates for qualified and non-qualified retirement plans of 4.4% and 3.4%, respectively. The assumed retirement age is 65 for Messrs. Wine and Heilmann, and age 62 with 5 years of service (or current age, if greater) for other NEOs. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a single life annuity basis (however, cash balance portion may be paid in a lump sum at the election of the executive). The cash balance accounts are projected to the assumed retirement age using 1.65% interest per year (the rate in effect for 2016) with no future pay credits. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 1.47% (for the first five years), 3.34% (next 15 years) and 4.30% (years in excess of 20) and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The Applicable Mortality Table is defined by the IRS for years through 2016, and for subsequent years, the assumption is that the IRS will continue to apply the same annual mortality improvements as it did through 2016 in each future year.

The Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a single life annuity basis plus the cash balance account. The present values were determined based on interest rates (with 40.0% marginal tax rate adjustment) and mortality used in Matson’s financial disclosures, i.e., 0.88% (for the first 5 years), 2.00% (next 15 years) and 2.58% (years in excess of 20) and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The cash balance accounts are projected to the assumed retirement age using 1.65% interest per year (the rate in effect for 2016) with no future pay credits.

Retirement Plan for Employees of Matson. The Retirement Plan for Employees of Matson (the “Qualified Retirement Plan”) provides pension benefits to the Company’s employees including the NEOs. Effective December 31, 2011, the Company froze the benefits that had accumulated under the traditional defined benefit formula under the Qualified Retirement Plan for those salaried non-bargaining unit employees who joined the Company before January 1, 2008 and transitioned them to the same cash balance formula applicable to employees who joined the Company on or after January 1, 2008.

The traditional defined benefit formula was based on participants’ service and average monthly compensation in the five highest consecutive years of their final 10 years of service through December 31, 2011. Compensation included base salary, overtime pay and one-year bonuses. The amounts were expressed as a single life annuity payable at the normal retirement age of 65. An employee became vested after five years of service with the Company or attainment of age 65. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early and over a longer period of time.

Effective January 1, 2012, a cash balance formula provides a retirement benefit equal to 5 percent of an employee’s eligible cash compensation, for each year worked while covered by the cash balance formula, plus interest. The vesting period was reduced from five years to three years for an employee with a cash balance benefit. At retirement or other separation from service, the employee may elect to receive the vested cash balance portion of his Qualified Retirement Plan benefits as a lump sum or an actuarially equivalent annuity.

Matson Excess Benefits Plan. The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plan and Profit Sharing Retirement Plan to provide Company pension benefits and profit sharing contributions in amounts equal to what otherwise would have been provided using the Qualified Retirement Plan’s and Profit Sharing Retirement Plan’s formulas except for the compensation, contribution, and benefits limits imposed by tax law. Effective December 31, 2011, the Company also froze pension benefits that had accumulated under the traditional defined benefit formula under the Excess Benefits Plan and implemented the cash balance formula for eligible employees of the Excess Benefits Plan effective January 1, 2012. Under the pension portion of the Excess Benefits Plan associated with the Qualified Retirement Plan, benefits under the traditional defined benefit formula are payable after the executive’s separation from service in a lump sum that is actuarially equivalent to the annuity form of payment, and the cash balance account is paid as a lump sum. Under the profit sharing portion of the Excess Benefits Plan associated with the Profit Sharing Retirement Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service.

Non-Qualified Deferred Compensation

The following table contains information concerning non-qualified deferred compensation for the NEOs in 2016.

2016 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)
Matthew J. Cox	—	—	1,318	—	59,911
Joel M. Wine	—	—	388	—	17,638
Peter T. Heilmann	—	—	94	—	4,282
Rusty K. Rolfe	—	—	76	—	3,460
Ronald J. Forest	—	—	148	—	6,733

(1)   Amounts reflected in this section relate to excess profit sharing retirement contributions made by the Company under the Matson Excess Benefits Plan. The Company did not make a profit sharing contribution for 2016.

(2)   Represents the aggregate balance as of December 31, 2016.

Other Potential Post-Employment Payments

Change in Control Agreements. Matson does not have employment agreements with any of its NEOs. In order to establish agreed-upon terms with its senior executives in connection with a possible future occurrence of a change in control, Matson has entered into Change in Control Agreements with all of the NEOs, which are intended to encourage their continued employment with Matson by providing them with greater security in the event of termination of their employment following a change in control of the ownership of Matson. The Company has adopted a participation policy that extends these agreements only to senior level executives whose employment would be most likely at risk upon a change in control. Each Change in Control Agreement has a term running through December 31, 2016 and is automatically extended for a successive one-year period every January 1st, unless terminated by Matson on or before December 1 of the preceding year. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by Matson without “cause” or by the executive for “good reason,” in each case as defined in the agreement, following a “Change in Control Event” of Matson, as defined to comply with Internal Revenue Code Section 409A, as follows. Upon termination of employment under these circumstances, the executive will be entitled to receive (i) a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, (ii) pro rata payment at target with respect to outstanding contingent incentive awards for uncompleted performance periods, (iii) lump sum payment of amounts due the executive under deferred compensation plans, and (iv) an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination. In addition, Matson will maintain all (or provide similar) employee health and welfare benefit plans for the executive’s continued benefit for a period of two years after termination. Matson will also reimburse executives for individual outplacement counseling services. These are “double trigger” agreements where no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs. In the event that any amount payable to the executive is deemed under the Internal Revenue Code to be made in connection with a change in control of the Company, and such payments would result in the excise tax imposed on “excess parachute payments” under the Internal Revenue Code, the Change in Control Agreements provide that the executive’s payments will be reduced to an amount that would not result in the imposition of the excise tax, to the extent that such reduction would result in a greater after-tax benefit to the executive. No tax gross-up payments are provided by the Change in Control Agreements.

Executive Severance Plan. The Company also maintains the Severance Plan that covers the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs. The Severance Plan continues from year to year, subject to a periodic review by the Committee. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” (as defined in the Severance Plan) or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year, continued payment by the Company of life and AD&D insurance premiums for a period of six months, and payment of COBRA premiums for continued group health plan coverage for a maximum period of 12 months. If the executive executes a release agreement prepared by the Company, the executive shall receive additional benefits, including an additional six months of base salary and designated benefits, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels under the CIP that would have been payable to the executive had he or she remained employed until the end of the applicable performance period.

Voluntary Resignation. If the executive voluntarily resigns from the Company, no amounts are payable under the Severance Plan or the CIP (other than in the case of voluntary resignation in connection with retirement for benefits under the CIP only). The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. The executive may have three to six months after termination to exercise stock options to the degree vested at the time of termination. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the deferred compensation plan and the Profit Sharing Retirement Plan.

Treatment of Equity. Upon a change in control, the performance vesting requirements for Performance Shares will terminate and the number of Performance Shares that may be issuable to each participant becomes fixed based on a formula determined by multiplying the target number of shares by either 50% (if the change in control is consummated during the first 18 months of the performance period) or 100% (if the change in control is consummated after the first 18 months of the performance period but prior to the completion of the performance period) (the “Change in Control Shares”).

If the Performance Share awards are assumed or continued by the successor entity (or are replaced with a cash incentive program of comparable value), the awards will continue to vest based on the service vesting requirements through the end of the performance period, on the basis of the number of Change in Control Shares. If the participant’s employment terminates prior to the end of the performance period by reason of the participant’s early retirement, normal retirement, death, or permanent disability, then, upon a change in control or, if later, separation from service, the participant will vest in a pro-rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period. Additionally, if the awards are assumed or continued by the successor entity, and a participant has an involuntary termination without cause or resigns for good reason, in either case within 24 months following the change in control, the participant will become vested in the Change in Control Shares.

If the Performance Share awards are not assumed by the successor entity, and the participant continues in service through the effective date of the change in control, the participant will vest in the Change in Control Shares upon the closing of the change in control. However, if a participant ceases service prior to a change in control by reason of early retirement, normal retirement, death, or permanent disability then, upon a change in control, the participant will vest in a pro-rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period.

Upon a change in control, there is no accelerated vesting for options or time-based RSUs if these awards are either assumed by the successor entity or replaced with a cash incentive program of comparable value.

Other benefits, as described in this section of the Proxy Statement entitled “Pension Benefits”, may include accrued, vested benefits under the Matson Qualified Retirement Plan and the Excess Benefits Plan.

The following tables show the potential value to each executive under various termination-related scenarios, assuming that the termination of employment or other circumstance resulting in payment occurred on December 31, 2016:

EXECUTIVE TERMINATION SCENARIOS

Matthew J. Cox

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($) (1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)

Cash Severance	3,000,000	1,500,000	—	—	—	—	—
Retirement Benefits (4)
Lump Sum Benefits	1,168,473	1,222,423	1,222,423	1,222,423	1,222,423	1,222,423	—
Present Value of Annuity (5)	535,340	535,340	535,340	535,340	535,340	424,407	—
Health and Welfare Benefits	87,493	39,854	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (6)	4,496,530	—	—	—	2,849,587	5,610,431	5,610,431

Total (lump sum)	8,762,496	2,772,277	1,222,423	1,222,423	4,072,010	6,832,854	5,610,431
Total (annuity)	535,340	535,340	535,340	535,340	535,340	424,407	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	8,762,496	2,722,277	1,222,423	1,222,423	4,072,010	6,832,854	5,610,431

Joel M. Wine

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($) (1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	1,653,960	826,980	—	—	—	—	—
Retirement Benefits (4)
Lump Sum Benefits (7)	146,044	146,044	146,044	146,044	Not yet eligible	146,044	—
Present Value of Annuity (5)	46,612	46,612	46,612	46,612		46,615	—
Health and Welfare Benefits	87,493	39,854	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (6)	1,283,967	—	—	—	Not yet eligible	1,123,350	1,123,350

Total (lump sum)	3,181,464	1,022,878	146,044	146,044	—	1,269,394	1,123,350
Total (annuity)	46,612	46,612	46,612	46,612	—	46,615	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	3,181,464	1,022,878	146,044	146,044	—	1,269,394	1,233,350

Peter T. Heilmann

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($) (1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	1,188,208	594,104	—	—	—	—	—
Retirement Benefits (4) Lump Sum Benefits (7)	57,966	57,966	57,966	57,966	Not yet eligible	57,966	—
Present Value of Annuity (5)	41,546	41,546	41,546	41,546	—	40,122	—
Health and Welfare Benefits	86,394	39,718	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	Not yet eligible	—	—
Long-Term Incentives (6)	952,168	—	—	—	Not yet eligible	845,082	845,082

Total (lump sum)	2,294,736	701,788	57,966	57,966	—	903,048	845,082
Total (annuity)	41,546	41,546	41,546	41,546	—	40,122	—

Excise Tax Response	Capped Benefits	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	(467,845)	—	—	—	—	—	—
Total Value Vesting at or After Termination	1,826,891	701,788	57,966	57,966	—	903,048	845,082

Rusty K. Rolfe

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($) (1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	991,020	495,510	—	—	—	—	—
Retirement Benefits (4) Lump Sum Benefits	242,310	252,867	252,867	252,867	252,867	252,867	—
Present Value of Annuity (5)	620,215	620,215	620,215	620,215	620,215	397,765	—
Health and Welfare Benefits	47,489	24,676	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (6)	505,794	—	—	—	288,784	434,287	434,287

Total (lump sum)	1,796,613	783,053	252,867	252,867	541,651	687,154	434,287
Total (annuity)	620,215	620,215	620,215	620,215	620,215	397,765	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	1,796,613	783,053	252,867	252,867	541,651	687,154	434,287

Ronald J. Forest

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($) (1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($) (2)	Death ($)	Disability ($) (3)
Cash Severance	1,020,166	510,083	—	—	—	—	—
Retirement Benefits (4) Lump Sum Benefits	839,544	880,571	880,571	880,571	880,571	880,571	—
Present Value of Annuity (5)	1,054,859	1,054,859	1,054,859	1,054,859	1,054,859	632,755	—
Health and Welfare Benefits	86,208	39,854	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives (6)	624,775	—	—	—	419,345	544,463	544,463

Total (lump sum)	2,580,693	1,440,508	880,571	880,571	1,299,916	1,425,034	544,463
Total (annuity)	1,054,859	1,054,859	1,054,859	1,054,859	1,054,859	632,755	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	2,580,693	1,440,508	880,571	880,571	1,299,916	1,425,034	544,463

(1)   Assumes execution of an acceptable release agreement as provided by the Severance Plan.

(2)   Normal retirement is at age 65. An employee with five years of service may retire at age 62 with unreduced traditional defined benefit pension benefits under Qualified Retirement Plan. Employees may elect early retirement after attaining 55 years of age and completing five years of service. Messrs. Cox, Rolfe and Forest are the only NEOs eligible for early retirement as of year-end.

(3)   If an NEO is disabled, he will continue to accrue credited vesting service as long as he is continuously receiving disability benefits under Matson’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service will cease. Upon the later of attainment of age 65 or the date at which he is no longer eligible for disability benefits, the NEO will be entitled to receive a pension benefit based on his years of credited benefit service and his compensation prior to his becoming disabled.

(4)   Includes benefits under the Qualified Retirement Plan and the Excess Benefits Plan.

(5)   Represents the present value of amount paid as an annuity.

(6)   Includes the gain, if any, on accelerated stock options and the value of accelerated restricted stock based on the closing share price on December 31, 2016.

(7)   Not yet vested except for Excess Benefits Plan under change in control scenario.

All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above include: Discount rates for qualified and non-qualified retirement plans of 4.4% and 3.4%, respectively. The assumed retirement age is the current age if eligible for early retirement (at least age 55 with 5 years of service); otherwise it is the normal retirement age 65. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a single life annuity basis (however, the cash balance portion could be paid in a lump sum). The cash balance accounts are projected to the assumed retirement age using 1.65% interest per year (the rate in effect for 2016) with no future pay credits. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 1.47% (for the first 5 years), 3.34% (next 15 years) and 4.30% (years in excess of 20) and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The Applicable Mortality Table is defined by the IRS for years through 2017, and for subsequent years, the assumption is that the IRS will continue to apply the same annual mortality improvements as it did through 2017 in each future year.

The Excess Benefits Plan benefits are paid, upon termination, as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a single life annuity basis plus the cash balance account. These present values were based on interest rates and mortality used in Matson’s financial disclosures, i.e., for change in control lump sums (with 40% marginal tax rate adjustment): 1.01% (for the first 5 years), 2.47% (next 15 years) and 3.04% (years in excess of 20); for other scenarios (with 40% marginal tax rate adjustment): 0.88% (for the first 5 years), 2.00% (next 15 years) and 2.58% (years in excess of 20); and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.

Statements in this section that are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

PROPOSAL 2 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.

Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance. The CD&A section of this Proxy Statement, beginning on page 20, discusses Matson’s policies and procedures that implement compensation philosophy. Highlights of Matson’s compensation program include the following:

•                  Executive compensation is closely aligned with performance. In 2016, approximately 66 percent of the NEOs’ (other than the CEO) target total direct compensation was variable and performance-based, with 83 percent of the CEO’s standard target total direct compensation variable and performance-based. The ratio of variable compensation is consistent with market practices.

•                  The cash incentive compensation paid to Matson’s NEOs in 2016 reflected in the compensation tables in this Proxy Statement illustrate the Company’s commitment to pay for performance. Below threshold performance of the overall Company goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 47 percent to 92 percent of their respective targets.

•                  The Performance Share plan uses a multi-year performance measurement period and metrics (ROIC and TSR over a three-year period) to balance Matson’s annual incentive plan focus (annual EBITDA and individual operational goals).

•                  Matson maintains (i) a clawback policy that applies to all senior management, (ii) a policy prohibiting hedging and other speculative transactions involving Company stock, and (iii) stock ownership guidelines for executive officers and Board members.

Promote Good and Discourage Bad Pay Practices. In addition to actions described above, the Company continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

•                  Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made.

•                  Pay package for the CEO that is in line with the Company’s peer group.

•                  Multiple, balanced different performance metrics to determine incentive payments in annual and long-term incentive awards.

•                  Vesting of 50% of annual equity award is tied to achievement of specified performance goals.

•                  Share ownership requirements for senior executives and board members.

•                  Minimum vesting periods of three years on all equity awards to senior executives.

•                  Clawback policy that applies to all senior management.

•                  Policy prohibiting hedging and other speculative transactions involving Company stock.

•                  No employment contracts with any executive officer.

•                  No guaranteed bonus payments to senior executives.

•                  No bonus payouts that are not tied to performance.

•                  No single trigger vesting of equity in change of control.

•                  No pension payouts that are not proportional to pension payouts to employees generally.

•                  No excessive perquisites.

•                  No excessive severance or change in control provisions.

•                  No tax reimbursements or gross-ups.

•                  No dividend or dividend equivalents paid on unvested Performance Shares.

•                  No unreasonable internal pay disparity.

•                  No re-pricing or replacing of underwater stock options, without prior shareholder approval.

The following resolution is being submitted for a shareholder advisory vote at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and disclosure.”

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning Matson’s executive compensation program.

The Board of Directors recommends that shareholders vote “FOR” the approval of the resolution relating to executive compensation.

PROPOSAL 3 — ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act and in accordance with the Dodd-Frank Act, we are providing shareholders the opportunity to vote, on a non-binding advisory basis, on the frequency of advisory votes on executive compensation.  This non-binding “frequency” vote is required at least once every six years.  Shareholders may vote whether they would prefer to have future advisory votes on executive compensation every one year, every two years, or every three years, or you may abstain from voting on this proposal.

Starting with our first Annual Meeting in 2013, following our separation from Alexander & Baldwin, Inc., we have had annual shareholder advisory votes on executive compensation.  Management and the Board believe that the annual frequency allows shareholders to provide timely input on the Company’s executive compensation policies, practices and programs as disclosed each year in the proxy statement. As such, management and the Board recommend continuing the annual frequency practice.

Although this advisory vote on the frequency of advisory votes on executive compensation is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board of Directors recommends that shareholders vote for the option of “One Year” for future advisory votes on executive compensation.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2016, certain information regarding Matson’s equity compensation plan:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,042,930	(1)	$21.67	(2)	2,481,029	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	1,042,930		$21.67		2,481,029

(1)         In addition to 323,428 shares subject to outstanding stock option awards, includes 413,267 shares subject to unvested restricted stock unit awards and 306,235 shares subject to unvested Performance Share awards.

(2)         As restricted stock unit and Performance Share awards do not have exercise prices, the weighted average exercise price is computed using only outstanding stock option awards.

(3)         These shares are available for issuance under the Company’s 2016 Incentive Compensation Plan.

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of Matson, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, Matson’s independent registered public accounting firm, the results of the year-end audit of Matson, including the auditors’ report and audited consolidated financial statements. In this context, the Audit Committee has reviewed and discussed Matson’s audited consolidated financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed under applicable Public Company Accounting Oversight Board rules and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to Matson is compatible with maintaining the independence of Deloitte & Touche LLP from Matson in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chair of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to provide that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Matson’s audited consolidated financial statements be included in Matson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC. The Audit Committee also has appointed Deloitte & Touche LLP as Matson’s independent registered public accounting firm.

The foregoing report is submitted by Ms. Lau (Chair), Mr. Baird and Admiral Fargo.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the independent registered public accounting firm of Matson for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment. Deloitte & Touche LLP (and its predecessors) has served Matson (and its predecessor companies) since 1957. Although ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of corporate governance. If shareholders do not ratify the appointment of Deloitte & Touche LLP, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

For the years ended December 31, 2016 and December 31, 2015, professional services were performed by Deloitte & Touche LLP (including consolidated affiliates) as follows:

Audit Fees. The aggregate fees billed for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K, including Sarbanes-Oxley Section 404 attestation-related work, for the reviews of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, which for 2016 included services relating to acquisitions, and for audit services provided in connection with other regulatory or statutory filings for the fiscal years ended December 31, 2016 and December 31, 2015, were approximately $2,530,000 and $2,685,000, respectively.

Audit-Related Fees. The aggregate fees billed for audit-related services for the fiscal years ended December 31, 2016 and December 31, 2015 were approximately $121,000 and $121,000, respectively, and were related to audits of the Company’s employee benefit plans, consultations on other accounting issues and, in the case of the 2015 fees, consultations on the Company’s acquisition of Horizon Lines, Inc.

Tax Fees. The aggregate fees billed for tax services for the fiscal years ended December 31, 2016 and December 31, 2015 were approximately $215,000 and $410,000, respectively, and included tax services related to tax compliance services and other tax related consultations.

All Other Fees. There were no fees billed for services not included above for the fiscal years ended December 31, 2016 or December 31, 2015.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm for the year ending December 31, 2017.

OTHER BUSINESS

The Board of Directors of Matson knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS FOR 2018

Proposals of shareholders submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the Annual Meeting of Matson in the year 2018 must be received at the headquarters of Matson on or before the close of business on November 13, 2017 in order to be considered for inclusion in the year 2018 Proxy Statement and proxy. Matson’s Bylaws require that notice of shareholder proposals made outside of Rule 14a-8 under the Exchange Act must be received by the Corporate Secretary, in accordance with the requirements of the Bylaws, not later than December 28, 2017 and not earlier than November 28, 2017. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than the close of business on the 10th day after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

The Company’s Bylaws provide that no person (other than a person nominated by the Board) will be eligible to be elected a director at an annual meeting of shareholders unless the Corporate Secretary has received, not later than December 28, 2017 and not earlier than November 28, 2017, a written shareholder’s notice in proper form that the person’s name be placed in nomination. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than the close of business on the 10th day after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. To be in proper written form, a shareholder’s notice must include information about each nominee and the shareholder making the nomination in accordance with the requirements of the Bylaws. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The chairman of the meeting may refuse to acknowledge or introduce any shareholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the Bylaws. If a shareholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the proxyholders named in the accompanying proxy will be allowed to use their discretionary voting authority to vote on any such proposal or nomination in accordance with their best judgment if and when the matter is raised at the meeting.

SHAREHOLDERS WITH THE SAME ADDRESS

The Company may elect to “household” the mailing of the proxy statement and our annual report for individual shareholders sharing an address with one or more other shareholders. This means that only one annual report and proxy statement will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not affect dividend check mailings. We will promptly send a separate annual report and proxy statement to a shareholder at a shared address on request. Shareholders with a shared address may also request us to send separate annual reports and proxy statements in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.

Requests related to householding should be mailed to Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary or by calling (510) 628-4000. If you are a shareholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

COPIES OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (including the consolidated financial statements and consolidated financial statement schedules) will be sent to any shareholder without charge by contacting Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary, or by calling (510) 628-4000.

By Order of the Board of Directors

PETER T. HEILMANN
Senior Vice President, Chief Legal Officer and Corporate Secretary
March 13, 2017

MATSON, INC. 1411 SAND ISLAND PARKWAY HONOLULU, HI 96819

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials,  you can consent  to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MATSON, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote fOR the following:

1.	Election of Directors			☐	☐	☐

Nominees:

	01) W. Blake Baird 02) Michael J. Chun 03) Matthew J. Cox 04) Thomas B. Fargo	05) Stanley M. Kuriyama 06) Constance H. Lau 07) Jeffrey N. Watanabe

									For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2 and 4 and for ONE YEAR on proposal 3:				For	Against	Abstain	4.	To ratify the appointment of Deloitte & Touche LLP as the	☐	☐	☐
Company’s independent registered public accounting firm
2.	Advisory vote to approve executive compensation.			☐	☐	☐		for the year ending December 31, 2017.

			One Year	Two Years	Three Years	Abstain
NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof.
3.	Advisory vote on the frequency of advisory votes on executive compensation.		☐	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)						☐

Please indicate if you plan to attend the Annual Meeting.				☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on April 27, 2017: The Annual Report & Form 10-K and Notice of Meeting & Proxy Statement are available at www.proxyvote.com.

MATSON, INC.

Annual Meeting of Shareholders

April 27, 2017 8:30 AM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Matthew J. Cox and Peter T. Heilmann,  or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated  on the reverse side of this ballot, all of the shares of common stock of MATSON, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 08:30 AM, HST on April 27, 2017, at the Bankers Club, First Hawaiian Center, 30th Fl, 999 Bishop Street, Honolulu, Hawaii, and any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES,  FOR PROPOSALS 2 AND 4, AND FOR ONE YEAR FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT  BEFORE THE MEETING  OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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